As filed with the Securities and Exchange Commission on January 30, 2026

Registration No. 333-292361

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Oaktree Strategic Credit Fund

(Exact Name of Registrant as Specified in Charter)

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(Address of Principal Executive Offices)

(213) 830-6300

(Area Code and Telephone Number)

Mary Gallegly

Oaktree Strategic Credit Fund

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(Name and Address of Agent for Service)

Copies to:

William J. Tuttle, P.C.

Erin M. Lett

Kirkland & Ellis LLP

1301 Pennsylvania Avenue NW

Washington, D.C. 20004

(202) 389-5000

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offer and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 30, 2026

PRELIMINARY PROSPECTUS

Oaktree Strategic Credit Fund

Offer to Exchange

$400,000,000 aggregate principal amount of 6.190% Notes due 2030 for

$400,000,000 aggregate principal amount of 6.190% Notes due 2030 registered under the Securities Act of 1933, as amended

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are offering to exchange all of our outstanding 6.190% Notes due 2030 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “Securities Act”), on July 15, 2025 for an equal aggregate principal amount of our new 6.190% Notes due 2030 (the “Exchange Notes”) that have been registered under the Securities Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for Restricted Notes that you validly tendered. The terms of the Exchange Notes are identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined herein). In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on     , 2026, unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the Securities and Exchange Commission (the “SEC”) and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 16 of this prospectus.

This prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing, and it should be retained for future reference. Additional information about the Company, including the Form 10-K that has been incorporated by reference herein, has been filed with the SEC and is available, without charge, on the SEC’s website (www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is     , 2026

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Investor Relations

Oaktree Strategic Credit Fund

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(213) 830-6300

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., Eastern Time, on     , 2026.

We have not authorized anyone to provide you with different information other than the information contained or incorporated by reference in this prospectus. We take no responsibility for, and can provide no assurances as to the reliability of, any other information that others may give you. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. Neither the trustee nor the exchange agent is responsible for the information contained herein and neither makes any recommendation as to whether eligible holders of the Restricted Notes should exchange the Restricted Notes for Exchange Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other

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transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter”, within the meaning of the Securities Act, of the Exchange Notes within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

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PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and the documents incorporated by reference carefully, including the section entitled “Risk Factors.”

Unless otherwise noted, the terms:

•	“we,” “us,” “our” and the “Company” refer to Oaktree Strategic Credit Fund;

•	“Adviser” refers to Oaktree Fund Advisors, LLC, our external investment adviser;

•	“Distribution Manager” refers to Brookfield Private Wealth LLC (fka Brookfield Oaktree Wealth Solutions, LLC), an affiliate of the Adviser;

•	“Oaktree” refers to our Adviser collectively with its affiliates;

•	“Oaktree Administrator” refers to Oaktree Fund Administration, LLC, our administrator;

•

“ING Credit Agreement” refers to our senior secured revolving credit agreement, as amended from time to time, among us, as borrower, the lenders party thereto, and ING Capital LLC, as administrative agent; and

•	“Loan and Servicing Agreements” refers, collectively, to:

•

the loan and security agreement, as amended from time to time, among OSCF Lending SPV, LLC, a wholly owned subsidiary of us, as borrower, us, as parent and servicer, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator, the lenders party thereto, and JPMorgan Chase Bank, National Association, as administrative agent;

•

the loan financing and servicing agreement, as amended from time to time, among OSCF Lending IV SPV, LLC, as borrower, us, as servicer and equityholder, the lenders party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto and Deutsche Bank National Trust Company, as collateral agent and collateral custodian; and

•

the loan and servicing agreement, as amended from time to time, among OSCF Lending II SPV, LLC, as borrower, us, as transferor and servicer, Citibank, N.A., as the collateral agent, account bank and collateral custodian, Virtus Group, LP, as collateral administrator, each of the lenders from time to time party thereto, and Morgan Stanley Asset Funding, Inc., as the administrative agent.

Oaktree Strategic Credit Fund

We are structured as a non-diversified, closed-end management investment company. On February 3, 2022, we elected to be regulated as a BDC under the Investment Company Act. We have elected to be treated, and intend to qualify annually to be treated, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or net realized capital gains that we distribute to our shareholders if we meet certain source-of-income, income distribution and asset diversification requirements.

We are a Delaware statutory trust formed on November 24, 2021 and are externally managed by the Adviser pursuant to an investment advisory agreement (as amended and restated, the “Investment Advisory Agreement”), between us and the Adviser.

Our investment objective is to generate stable current income and long-term capital appreciation. We seek to meet our investment objective by primarily investing in private debt opportunities.

As of September 30, 2025, the fair value of our investment portfolio was $6,899.0 million and was composed of investments in 158 portfolio companies. At fair value, 93.3% of our portfolio consisted of senior secured debt investments as of September 30, 2025. The weighted average annual yield of our debt investments at fair value as of September 30, 2025 was approximately 9.5%. The weighted average annual yield of our total investments at fair value as of September 30, 2025 was approximately 9.5%.

We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, subject to certain limited exceptions, we are currently only allowed to borrow amounts in accordance with the asset coverage requirements in the Investment Company Act. On December 17, 2021, our sole shareholder approved the adoption of the 150% asset coverage requirement pursuant to Section 61(a)(2) of the Investment Company Act and such election became effective the following day. We intend to use leverage in the form of borrowings, including loans from certain financial institutions, and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage is expected to be applied on a position-by-position basis, meaning little-to-no leverage may be applied to certain investments, while others may have more leverage applied. Any such leverage would also be expected to increase the total capital available for investment by the Company. We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. As of September 30, 2025, we had senior securities outstanding of $2,499.4 million and an asset coverage ratio of 281.92%.

Our Adviser

Our investment activities are managed by our Adviser. Subject to the overall supervision of our Board of Trustees, our Adviser manages our day-to-day operations and provides investment advisory services to us pursuant to the Investment Advisory Agreement. The principal executive offices of the Adviser are located at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Our Adviser is a Delaware limited liability company registered with the SEC as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. Our Adviser is an affiliate of Oaktree Capital Management, L.P. (“OCM”), a leader among global investment managers specializing in alternative investments. Formed in April 1995 and headquartered in Los Angeles, California, Oaktree’s senior executives and investment professionals have focused on less efficient markets and alternative investments for the past 39 years. Oaktree’s origins in private credit began in the mezzanine financing space providing junior capital primarily to private equity-owned companies beginning in 2001. Oaktree has developed over 200 sponsor relationships since then, and over 81% of sponsor backed deals have been done with sponsors with whom Oaktree has previously transacted. Oaktree emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in real estate, opportunistic credit, corporate debt (including mezzanine finance, high yield debt and senior loans), control investing, convertible securities, listed equities and multi-strategy solutions.

The primary firm-wide goal of our Adviser and its affiliates is to achieve attractive returns while bearing less than commensurate risk. Our Adviser and its affiliates believe that they can achieve this goal by taking advantage of market inefficiencies in which financial markets and their participants fail to accurately value assets or fail to make available to companies the capital that they reasonably require.

Our Adviser and its affiliates believe that their defining characteristic is adherence to the highest professional standards, which has yielded several important benefits. First and foremost, this characteristic has allowed our Adviser and its affiliates to attract and retain an extremely talented group of investment professionals (the “Investment Professionals”), as well as accounting, valuation, legal, compliance and other administrative professionals. As of September 30, 2025, Oaktree had more than 1,400 professionals in 26 cities and 18 countries, including a deep and broad credit platform drawing from more than 375 highly experienced investment professionals with significant origination, structuring and underwriting expertise. Specifically, the Strategic

Credit group that is primarily responsible for implementing our investment strategy consists of approximately 40 Investment Professionals led by Armen Panossian, our Chief Executive Officer and Co-Chief Investment Officer, who focus on the investment strategy employed by our Adviser and certain of its affiliates. Second, it has permitted the investment team to build strong relationships with brokers, banks and other market participants. These institutional relationships have been instrumental in strengthening access to trading opportunities, to understanding the current market, and to executing the investment team’s investment strategies.

Our Adviser and its affiliates aim to attract, motivate and retain talented employees (both Investment Professionals and accounting, valuation, legal, compliance and other administrative professionals) by making them active participants in, and beneficiaries of, the platform’s success. In addition to competitive base salaries, all of the Adviser’s employees share in the discretionary bonus pool. An employee’s participation in the bonus pool is based on the overall success of our Adviser and its affiliates and the individual employee’s performance and level of responsibility.

Our Adviser and its affiliates provide discretionary investment management services to other managed accounts and investment funds, which may have investment objectives and strategies that overlap with ours and, accordingly, may invest in asset classes similar to those targeted by us. The activities of such managed accounts and investment funds may raise actual or potential for conflicts of interest.

Oaktree’s Ownership

Oaktree’s asset management business is indirectly controlled by Oaktree Capital Holdings, LLC (“OCH”) (which changed its name on March 15, 2024 from Atlas OCM Holdings, LLC). As of September 30, 2025, approximately 74% of the Oaktree business is indirectly owned by Brookfield Corporation and Brookfield Asset Management Ltd. (collectively “Brookfield”) and the remaining approximately 26% is owned by current and former Oaktree executives and employees (including certain related persons and trusts/investment entities). Brookfield’s ownership interest in Oaktree’s business is held through Brookfield Oaktree Holdings, LLC (“BOH”), OCH and related entities. The current and former Oaktree executives and employees (including certain related persons and trusts/investment entities) hold their interests through Oaktree Capital Group Holdings, L.P. (“OCGH”), Oaktree Equity Plan, L.P. and Oaktree Equity Plan II, L.P.

Brookfield Transactions

On March 13, 2019, Brookfield Asset Management Inc. (“Brookfield Inc.”) and OCGH announced that they had entered into an agreement pursuant to which Brookfield Inc. would acquire a majority interest in Oaktree’s business. The transaction closed on September 30, 2019. Upon the closing of the transaction, Brookfield Inc. acquired approximately 61.2% of the Oaktree business and BOH’s Class A common units ceased to be publicly traded. In addition to acquiring all outstanding Class A common units held by the public, Brookfield Inc. purchased all remaining equity interests held by the outside institutional investors who had acquired equity in 2004 and 2007 and a portion of the non-public equity interests held by current and former Oaktree executives and employees. Both Brookfield Inc. and Oaktree continue to operate their respective businesses independently, partnering to leverage their strengths, with each remaining under its prior brand and led by its prior management and investment teams. In connection with the 2019 transaction, Brookfield Inc. agreed to purchase the remainder of Oaktree’s business over a number of years from the current and former Oaktree executives and employees who own those equity interests. Such sales have occurred annually since 2020, with Brookfield Inc. acquiring an incremental 13.0% interest in Oaktree’s business.

As part of the 2019 transaction, after an initial period of up to seven years from the date of the transaction closing, Brookfield would have had the right to appoint a majority of Oaktree’s board of directors and assume control of Oaktree’s business if it chose to do so. On October 13, 2025, Oaktree and Brookfield announced that they have agreed on a proposed transaction whereby Brookfield will acquire the approximately 26% interest in Oaktree that it does not already own such that, upon completion of the proposed transaction, Brookfield will own

100% of Oaktree. The transaction is expected to close in the first quarter of 2026. Following the closing of such transaction, Brookfield will have the right to appoint a majority of Oaktree’s board of directors and assume control of Oaktree’s business if it chooses to do so.

Our Administrator

We entered into an administration agreement (the “Administration Agreement”) with Oaktree Administrator, a Delaware limited liability company and a wholly owned subsidiary of OCM. The principal executive offices of Oaktree Administrator are located at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. Pursuant to the Administration Agreement, Oaktree Administrator provides services to us, and we reimburse Oaktree Administrator for costs and expenses incurred by Oaktree Administrator in performing its obligations under the Administration Agreement and providing personnel and facilities thereunder.

Business Strategy

Our investment objective is to generate stable current income and long-term capital appreciation. We seek to meet our investment objective by primarily investing in private debt opportunities and by:

•

utilizing the experience and expertise of the management team of the Adviser in areas ranging from performing credit to distressed debt, over multiple market cycles, along with the broader resources of Oaktree, in sourcing, evaluating and structuring transactions, and Oaktree’s long-standing relationships with sponsors, management teams, capital raising advisors and issuers, subject to Oaktree’s policies and procedures regarding the management of conflicts of interest;

•

employing a disciplined credit underwriting process centered on risk control and focused on principal protection and loss avoidance primarily investing in private debt of medium-sized companies, in loans with asset coverage ratios that the Adviser believes provide credit protection, and also seeking financial protections, including linking additional funding to achievement of credit de-risking milestones where the Adviser believes necessary;

•

curating a diversified portfolio of private debt across industries and transaction types such as leveraged buyout-related financings and bespoke, highly negotiated loans, with opportunistic investments in discounted, high-quality public investments to enhance total return in times of significant market dislocation; and

•	maintaining rigorous portfolio monitoring in an attempt to anticipate and preempt negative credit events within our portfolio.

Corporate Information

Our principal executive offices are located at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, and our telephone number is (213) 830-6300. Our corporate website is located at osc.brookfieldoaktree.com. Except for the documents incorporated by reference into this prospectus, information on our website is not incorporated into or a part of this prospectus.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$400,000,000 aggregate principal amount of 6.190% Notes due 2030.

The terms of the Exchange Notes that will be registered with the SEC under the Securities Act will be identical to those of the outstanding Restricted Notes that were issued in transactions not requiring registration under the Securities Act on July 15, 2025, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined below). In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

Restricted Notes	$400,000,000 aggregate principal amount of 6.190% Notes due 2030, which were issued in a private placement on July 15, 2025.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes, respectively, to satisfy certain of our obligations under the applicable registration rights agreement that we entered into when the Restricted Notes were issued.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. Subject to being tendered in denominations of $2,000 and integral multiples of $1,000 in excess thereof, we will accept Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on , 2026. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer.

We will issue the Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreement	In connection with the private placement of the Restricted Notes, we entered into a registration rights agreement with BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several initial purchasers.

Under the registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to:

•	file a registration statement (an “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default;

•

use commercially reasonable efforts to keep the Exchange Offer Registration Statement to be effective continuously, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the Securities Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

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use commercially reasonable efforts to cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreement.

We also agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously and to keep the exchange offer open for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer.

If we fail to meet certain conditions described in the applicable registration rights agreement (a “Registration Default”), the interest rate borne by the applicable Restricted Notes will increase by 0.25% per annum for the first 90-day period immediately following the occurrence of such Registration Default and will increase by an additional 0.25% per annum on the principal amount of such Restricted Notes with respect to the subsequent 90-day period, for a maximum of 0.50% per annum (the “Additional Interest” as set forth in the applicable registration rights agreement). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record date. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by the Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If we are unable to effect the exchange offer, we will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of the registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)	you are acquiring the Exchange Notes in the ordinary course of your business;

(2)	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)	you are not our “affiliate” under the Securities Act;

(5)	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)	you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not sought a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of your Restricted Notes except in a transaction exempt from or not subject to the registration requirements of the Securities Act.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2026, unless we decide to extend the exchange offer. We reserve the right to extend the exchange offer but do not currently intend to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificate-less depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to Deutsche Bank Trust Company Americas, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program (“ATOP”) system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes

Except under the circumstances summarized above under “—Conditions to the Exchange Offer” and subject to being tendered in denominations of $2,000 and integral multiples of $1,000 in excess thereof, we will accept for exchange Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m.,

New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	Deutsche Bank Trust Company Americas, the trustee (the “trustee”) under the indenture governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

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you will retain Restricted Notes that are not registered under the Securities Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the Securities Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the Securities Act or unless you resell or transfer them in transactions exempt from or not subject to the registration requirements of the Securities Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

No Recommendation	Neither the trustee nor the exchange agent makes any recommendation as to whether you should tender your Restricted Notes for Exchange Notes pursuant to the exchange offer, and no one has been authorized by any of them to make any such recommendation.

Accordingly, you must make your own determination as to whether to tender your Restricted Notes and, if so, the aggregate principal amount of Restricted Notes to tender. You should read this prospectus and consult with your financial, legal and tax advisors to make that decision.

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Oaktree Strategic Credit Fund

Notes Offered	$400,000,000 aggregate principal amount of 6.190% Notes due 2030.

Maturity Date	The Exchange Notes will mature on July 15, 2030.

Interest Payment Dates	The Exchange Notes will bear cash interest at an annual rate of 6.190% payable each January 15 and July 15. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Ranking	The Exchange Notes will be our direct unsecured obligations and will rank:

•	senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Exchange Notes;

•

pari passu, or equal, in right of payment with all of our future unsecured indebtedness or other obligations that are not so subordinated, including our 8.400% notes due 2028 and our 6.500% notes due 2029 (collectively, the “Unsecured Notes”), of which an aggregate of $750.0 million was outstanding as of September 30, 2025;

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effectively subordinated to any of our secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including borrowings under the ING Credit Agreement, under which $370.0 million was outstanding as of September 30, 2025; and

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structurally subordinated, or junior, to all future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar, including borrowings under the Loan and Servicing Agreements, under which an aggregate of $979.4 million was outstanding as of September 30, 2025.

As of September 30, 2025, we had $2,499.4 million of principal debt outstanding of which $370.0 million was secured indebtedness of Oaktree Strategic Credit Fund and $979.4 million was secured indebtedness of our consolidated subsidiaries.

Optional Redemption

Prior to June 15, 2030 (one month prior to the maturity date of the Exchange Notes) (the “Par Call Date”), we may redeem the Exchange Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(x) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Exchange Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points less (y) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Exchange Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, we may redeem the Exchange Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Exchange Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Any exercise of our option to redeem the Notes will be done in compliance with the Investment Company Act.

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event (as defined in the section titled “Description of the Exchange Notes” in this prospectus) occurs prior to maturity, unless we have exercised our right to redeem the Exchange Notes in full, holders will have the right, at their option, to require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. Because the Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Form of Notes	The Exchange Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Exchange Notes. Beneficial interests in the Exchange Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Exchange Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent and Security Registrar	Deutsche Bank Trust Company Americas

Governing Law	The Exchange Notes will be governed, and the indenture is governed, by and construed in accordance with the laws of the State of New York.

Risk Factors	See “Risk Factors” on page 16 of this prospectus and “Part 1. Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for a discussion of risks you should carefully consider before deciding to invest in the Exchange Notes.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained this prospectus may include statements as to:

•	our future operating results and distribution projections;

•	the ability of Oaktree to implement its future plans with respect to our business and to achieve our investment objective;

•	the ability of Oaktree and its affiliates to attract and retain highly talented professionals;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments and additional leverage we may seek to incur in the future;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies; and

•	the impact of current global economic conditions, including those caused by inflation, an elevated (but decreasing) interest rate environment and geopolitical events on all of the foregoing.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project,” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

Other factors that could cause actual results to differ materially include:

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changes or potential disruptions in our operations, the economy, financial markets or political environment, including those caused by tariffs and trade disputes with other countries, inflation and an elevated interest rate environment;

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risks associated with possible disruption in our operations, the operations of our portfolio companies or the economy generally due to terrorism, war or other geopolitical conflict, natural disasters or pandemics;

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future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to Business Development Companies and RICs; and

•	other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form

8-K. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act, and the forward-looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Note Regarding Forward-Looking Statements” and under “Risk Factors” set forth in our Annual Report on Form  10-K for the fiscal year ended September 30, 2025, which is incorporated by reference in this prospectus, and the following risks before investing in the Exchange Notes. The risks and uncertainties described in this prospectus and the documents incorporated by reference into this prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore are effectively subordinated to any secured indebtedness we have incurred or may incur in the future.

The Exchange Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes will be effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of September 30, 2025, we had $370.0 million of outstanding borrowings under the ING Credit Agreement, all of which is secured and thus effectively senior to the Exchange Notes.

The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of Oaktree Strategic Credit Fund and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Exchange Notes. As of September 30, 2025, our subsidiaries had an aggregate of $979.4 million of outstanding borrowings under the Loan and Servicing Agreements, all of which is structurally senior to the Exchange Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims are effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

The indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on an investment in the Exchange Notes. In particular, the terms of the indenture and the Exchange Notes will not place any restrictions on our or our subsidiaries’ ability to:

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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the Investment Company Act as modified by Section 61(a)(1) and (2) of the Investment Company Act or any successor provisions, whether or not we continue to be subject to such provisions of the Investment Company Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default.”

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for holders of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Exchange Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Exchange Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Exchange Notes and our other debt.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Exchange Notes and our other outstanding debt;

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resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our financing arrangements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our financing arrangements; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Exchange Notes and our other debt.

Our ability to meet our payment and other obligations under our financing arrangements depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our financing arrangements or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Exchange Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Exchange Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Exchange Notes and our other debt.

If an active trading market does not develop for the Exchange Notes, you may not be able to resell them.

The Exchange Notes are a new issue of debt securities and there currently is no trading market for the Exchange Notes. We do not intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded, they may trade at a discount from their par value depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offering of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Exchange Notes.

Any default under the agreements governing our indebtedness, including the ING Credit Agreement, the Loan and Servicing Agreements, the Unsecured Notes or other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Exchange Notes and substantially decrease the market value of the Exchange Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the ING Credit Agreement, the Loan and Servicing Agreements or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the ING Credit Agreement, the Loan and Servicing Agreements, the required holders of the Unsecured Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the ING Credit Agreement, the Loan and Servicing Agreements, the Unsecured Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the ING Credit Agreement and the Loan and Servicing Agreements, could proceed against the collateral securing the debt. Because the ING Credit Agreement and the Loan and Servicing Agreements have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. In the event holders of any debt securities we have outstanding exercise their rights to accelerate following a cross-default, those holders would be entitled to receive the principal amount of their investment, subject to any subordination arrangements that may be in place. We cannot assure you that we will have sufficient liquidity to be able to repay such amounts, in which case we would be in default under the accelerated debt and holders would have the ability to sue us to recover amounts then owing.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of Exchange Notes of any changes in our credit ratings.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and your Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are identical to the Exchange Notes. Because the Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $400,000,000 aggregate principal amount of the Notes in transactions not requiring registration under the Securities Act on July 15, 2025. We issued the Restricted Notes, and will issue the Exchange Notes, under a base indenture, dated as of November 14, 2023 (the “Base Indenture”), between us and Deutsche Bank Trust Company Americas, as trustee, as supplemented by a third supplemental indenture thereto dated as of July 15, 2025 (the “Third Supplemental Indenture”). We refer to the Base Indenture and the Third Supplemental Indenture collectively as the “indenture” and to Deutsche Bank Trust Company Americas as the “trustee.” In connection with such Restricted Notes issuance, we entered into registration rights agreement, which requires that we file this registration statement under the Securities Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to:

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file the Exchange Offer Registration Statement with the SEC with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms identical to the Restricted Notes being exchanged (except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default);

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use commercially reasonable efforts to keep the Exchange Offer Registration Statement to be effective continuously, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a broker-dealer registered under the Securities Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

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use commercially reasonable efforts to cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously and to keep the exchange offer open for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer.

If there is a Registration Default, the interest rate borne by the Restricted Notes will increase by 0.25% per annum for the first 90-day period immediately following the occurrence of such Registration Default and will increase by an additional 0.25% per annum on the principal amount of Restricted Notes with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the registration rights agreement. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record date. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If we are not able to effect the exchange offer, we will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to become or be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the Securities Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of the registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the Securities Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes;

•	you are not our “affiliate” under the Securities Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must comply with registration and the prospectus delivery requirements of the Securities Act in order to resell your Restricted Notes except in a transaction exempt from or not subject to the registration requirements of the Securities Act.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must represent that such Restricted notes were not purchased from us or any of our affiliates and must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not sought a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the Securities Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement continuously effective, supplemented and amended for so long as such Restricted Notes remain registrable securities under the registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the Securities Act. See “ —Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

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you will retain your Restricted Notes that are not registered under the Securities Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

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you will not be able to require us to register your Restricted Notes under the Securities Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•	you will not be able to resell or otherwise transfer your Restricted Notes except in a transaction exempt from or not subject to the registration requirements of the Securities Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus, including as described in this paragraph, and in the accompanying letter of transmittal, we will accept Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $400 million aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to Deutsche Bank Trust Company Americas, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “ — Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “ —Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on     , 2026, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We reserve the right to extend the exchange offer but do not currently intend to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “ — Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry Procedures.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the letter of transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “ —Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “ — Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed Deutsche Bank Trust Company Americas as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the letter of transmittal and other related documents should be directed to the exchange agent addressed as follows:

By Registered or Certified Mail, Overnight Delivery or Hand Delivery

Deutsche Bank Trust Company Americas, as exchange agent

c/o DB Services Americas, Inc.

5022 Gate Parkway, Suite 200

MS JCK01-218

Jacksonville, Fl 32256

Email: db.reorg@db.com

Confirm by Telephone: 1-800-735-7777

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the trustee under the indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $200,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, us pursuant to the exchange offer.

Accounting Treatment

The exchange transaction will be accounted for as a debt modification in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, we will not recognize any gain or loss upon consummation of the exchange offer and all costs related to the exchange offer will be expensed as incurred. Unamortized deferred issuance costs related to the Restricted Notes will continue to be amortized over the remaining term of the Notes.

DESCRIPTION OF THE EXCHANGE NOTES

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to the Oaktree Strategic Credit Fund and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to consolidated subsidiaries of and exclude any investments held by Oaktree Strategic Credit Fund in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of Oaktree Strategic Credit Fund and its subsidiaries.

General

The Restricted Notes are, and the Exchange Notes will be our direct, general unsecured, unsubordinated obligations. The Notes will mature on July 15, 2030, unless previously redeemed or repurchased, as discussed below. The Restricted Notes are, and the Exchange Notes will be, subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined under “ —Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase. The Restricted Notes were, and the Exchange Notes will be, issued in denominations of $2,000 and integral multiples of $1,000 thereof. The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture. The Restricted Notes are, and the Exchange Notes will be, subject to redemption at our option as described under “ —Optional Redemption.”

We issued the Restricted Notes initially in an aggregate principal amount of $400 million. Subject to compliance with covenants regarding the asset coverage requirement of the Investment Company Act, the indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under “—Offer to Repurchase Upon a Change of Control Repurchase Event” and “ —Covenants—Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price, and, if applicable, the initial interest payment date) as the Notes in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes (and any such other tranche of additional Notes).

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee as paying agent, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the security registrar in accordance with the indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we or the trustee may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Restricted Notes bear, and the Exchange Notes will bear, cash interest at an annual rate of 6.190% until maturity. Interest on the Notes accrues from July 15, 2025 or from the most recent date on which interest has been paid or duly provided for. Interest on the Notes is payable semiannually in arrears on January 15 and July 15 of each year. Interest on the Notes will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time (the “close of business”) on January 1 or July 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes is computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.

Ranking

The Notes are our direct, general unsecured obligations that rank senior in right of payment to all of our future indebtedness or obligations that are expressly subordinated, or junior, in right of payment to the Notes. The Notes rank equally in right of payment with all of our existing and future unsecured liabilities that are not so subordinated. The Notes rank effectively junior to any of our secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Notes rank structurally junior to all future indebtedness or other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of September 30, 2025, we had $2,499.4 million of principal debt outstanding of which $370.0 million was secured indebtedness of Oaktree Strategic Credit Fund and $979.4 million was secured indebtedness of our consolidated subsidiaries.

Optional Redemption

Prior to the Par Call Date, we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means June 15, 2030.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the Investment Company Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and incorporated by reference herein, as well as any amendments reflected in subsequent filings with the SEC. Before making any such repurchase of the Notes, we would also have to comply with certain requirements under the ING Credit Agreement to the extent any such requirements remain in effect at such time, or otherwise obtain consent from the lenders under the ING Credit Agreement. Our future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See “Risk Factors—Risks Related to the Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event”.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Oaktree Strategic Credit Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Oaktree Strategic Credit Fund or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Oaktree Strategic Credit Fund, measured by voting power rather than number of shares; or

(3)	the approval by Oaktree Strategic Credit Fund’s shareholders of any plan or proposal relating to the liquidation or dissolution of Oaktree Strategic Credit Fund.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of Oaktree Strategic Credit Fund, 50% or more of the outstanding equity interests of which are owned by Oaktree Strategic Credit Fund and its direct or indirect subsidiaries and of which Oaktree Strategic Credit Fund possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch Ratings, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Moody’s” means Moody’s Investor Services, Inc. or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, Brookfield Asset Management Inc., any affiliate of the Adviser or Brookfield Asset Management Inc. or any entity that is managed or advised by the Adviser or Brookfield Asset Management Inc. or any of their affiliates.

“Rating Agency” means:

(1)	each of Fitch and Moody’s; and

(2)

if either of Fitch or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch or Moody’s, or both, as the case may be.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the base indenture, the following covenants apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants shall govern:

Merger, Consolidation or Sale of Assets

The indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Oaktree Strategic Credit Fund or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

•	immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

•

we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders are urged to consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the Investment Company Act as modified by Section 61(a)(1) and (2) of the Investment Company Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

The trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, our or any other person’s compliance with the covenants described above or with respect to any reports or other documents delivered to it pursuant to the indenture.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your series of Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, the Notes;

•	reduce any amounts due on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on the Notes;

•	impair your right to sue for payment;

•	reduce the percentage of holders of the Notes whose consent is needed to modify or amend the indenture;

•

reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of the Notes required to satisfy quorum or voting requirements at a meeting of holders; and

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants.

In each case, the required approval must be given by written consent.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of Notes, it must be approved by the holders of a majority in principal amount of such series of Notes.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “ — Changes Requiring Your Approval.”

Further Details Concerning Voting

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Events of Default

Each of the following is an event of default with respect to the Notes:

(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)

default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date and continuance of such default for a period of 5 days;

(3)

default by us in the performance, or breach, of any covenant or agreement in the indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the indenture specifically dealt with or which has expressly been included in the indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the trustee or to us and the trustee by the holders of at least 25% in principal amount of the Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the indenture;

(4)

default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Oaktree Strategic Credit Fund for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/

or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)

pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the Investment Company Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the Investment Company Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any amendments to such provisions of the Investment Company Act or any exemptive relief granted to us by the SEC; or

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

The trustee shall not be deemed to have notice of any Default or Event of Default unless written notice of any event which is in fact such a default is received by a responsible officer of the trustee at the corporate trust office of the trustee, and such notice references the Notes and the indenture.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)	such holder or holders have offered to the trustee reasonable indemnity, security, or both, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of indemnity, security or both has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security and/or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with the indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.

Within 90 days after a responsible officer of the trustee has been notified of the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge

We may satisfy and discharge our obligations under the indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with; and

•	satisfy the conditions for covenant defeasance in any supplemental indenture.

In addition, covenant defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments and no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, or we obtain an IRS ruling, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•	we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with; and

•	satisfy the conditions for full defeasance in any supplemental indenture.

In addition, covenant defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments and no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

No Personal Liability of Directors, Officers, Employees and Stockholders

No past, present or future director, officer, employee, incorporator or stockholder of ours, as such, will have any liability for any obligations of ours under the indenture or the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting any Note, each holder of the Notes will be deemed to waive and release all such liability, and such waiver and release are part of the consideration for the issuance of the Notes.

Trustee

Deutsche Bank Trust Company Americas is the trustee, security registrar and paying agent. Deutsche Bank Trust Company Americas, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. If the trustee has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the trustee will either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the indenture. To the extent permitted by the Trust Indenture Act, the trustee will not be deemed to have a conflicting interest by virtue of being a trustee under the indenture with respect to securities of more than one series or a trustee under any other indenture, a fiscal agent under any fiscal agency agreement or a warrant agent under any warrant agreement, of the Company.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (the “DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•

upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the initial purchasers; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities (other than Restricted Notes acquired directly from us) may exchange such Notes for Exchange Notes in the exchange offer. However, such broker-dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the Securities Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act.

BUSINESS

The information contained under the caption “Business” in Part I. Item 1 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 is incorporated by reference herein.

FINANCIAL STATEMENTS

The information in “Financial Statements and Supplementary Data” in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part  II. Item 7 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 is incorporated by reference herein.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the dates set forth below. The report of our independent registered public accounting firm on the senior securities table as of September  30, 2025 is included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 and is incorporated by reference herein.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
ING Credit Agreement
For the period from December 10, 2021 (commencement of operations) to September 30, 2022	$75,000	5,890	—	N/A
September 30, 2023	320,000	4,436	—	N/A
September 30, 2024	415,000	2,709	—	N/A
September 30, 2025	370,000	2,819	—	N/A
JPM SPV Facility
September 30, 2023	$125,000	4,436	—	N/A
September 30, 2024	230,000	2,709	—	N/A
September 30, 2025	566,000	2,819	—	N/A
SMBC SPV Facility
September 30, 2023	—	4,436	—	N/A
September 30, 2024	$100,000	2,709	—	N/A
CIBC SPV Facility
September 30, 2024	$225,000	2,709	—	N/A
DBNY SPV Facility
September 30, 2024	$100,000	2,709	—	N/A
September 30, 2025	280,000	2,819	—	N/A
MS SPV Facility
September 30, 2024	$25,000	2,709	—	N/A
September 30, 2025	133,400	2,819	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
2028 Notes
September 30, 2024	$350,000	2,709	—	N/A
September 30, 2025	350,000	2,819	—	N/A
2029 Notes
September 30, 2024	$400,000	2,709	—	N/A
September 30, 2025	400,000	2,819	—	N/A
2030 Notes
September 30, 2025	$400,000	2,819	—	N/A
Total Senior Securities
For the period from December 10, 2021 (commencement of operations) to September 30, 2022	$75,000	5,890	—	N/A
September 30, 2023	445,000	4,436	—	N/A
September 30, 2024	1,845,000	2,709	—	N/A
September 30, 2025	2,499,400	2,819	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period, presented in thousands.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Company’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)

The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “-” indicates information that the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)	Calculated on a daily average basis.

FINANCIAL HIGHLIGHTS

The information about our financial highlights as of September 30, 2025 is set forth in our audited financial statements and “Note 10. Financial Highlights” thereto incorporated by reference herein from our Annual Report on  Form 10-K for the fiscal year ended September 30, 2025.

PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of September 30, 2025. Our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive. For example, certain of our officers may serve as members of the boards of certain of our portfolio companies.

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Non-Control/ Non-Affiliate Investments								(7)
107-109 Beech OAK22 LLC 175 Broadway Floor 1 Paterson, NJ 07505	Real Estate Development
		First Lien Revolver, 11.00% cash due 2/27/2026		11.00%	10,185	10,083	10,138	(8)(9)
						10,083	10,138

1261229 BC LTD	Pharmaceuticals
4822 Walsh Ave Terrace, BC V8G 1Y9 Canada		Fixed Rate Bond, 10.00% cash due 4/15/2032		10.00%	22,200	22,200	22,774	(10)
		First Lien Term Loan, SOFR+6.25% cash due 10/8/2030		10.41%	47,681	46,591	47,099	(5)(10)
						68,791	69,873

1440 Foods Topco, LLC 450 7th Avenue, 33rd Floor New York, NY 10123	Packaged Foods & Meats
		First Lien Term Loan, SOFR+5.00% cash due 10/31/2031		9.16%	62,012	59,000	60,694	(5)
						59,000	60,694

Access CIG, LLC 4 First Avenue Peabody, MA 01960	Diversified Support Services
		First Lien Term Loan, SOFR+4.00% cash due 8/18/2030		8.03%	46,235	45,897	46,431	(5)
						45,897	46,431

ACESO Holding 4 S.A.R.L.	Health Care Services
Boulevard Royal 53 L-2449 Luxembourg Luxembourg		First Lien Term Loan, E+5.75% cash due 9/27/2031		7.87%	€ 8,508	9,794	9,814	(5)(8)(10)
		First Lien Term Loan, E+5.75% cash due 9/30/2031		7.87%	€39,777	45,718	45,883	(5)(8)(10)
		First Lien Term Loan, E+5.75% cash due 9/27/2031		7.87%	€34,034	37,338	39,258	(5)(8)(10)
						92,850	94,955

ACP Falcon Buyer Inc	Systems Software
2141 Rosecrans Avenue, Suite 2050 El Segundo, CA 90245		First Lien Term Loan, SOFR+5.50% cash due 8/1/2029		9.79%	34,060	33,407	34,060	(5)(8)
		First Lien Revolver, SOFR+5.50% cash due 8/1/2029			—	(102)	—	(5)(8)(9)
						33,305	34,060

Acquia Inc. 53 State Street, 10th Floor Boston, MA 02109	Application Software
		First Lien Term Loan, SOFR+6.00% cash due 10/30/2026		10.43%	11,166	11,080	11,166	(5)(8)
						11,080	11,166

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
ADC Therapeutics SA	Biotechnology
Biopôle route de la Corniche 3B 1066 Épalinges Switzerland		First Lien Term Loan, SOFR+7.50% cash due 8/15/2029		11.65%	10,406	10,110	10,251	(5)(8)(10)
		45,727 Common Stock Warrants			—	275	54	(8)(10)(14)
						10,385	10,305

AIP RD Buyer Corp.	Distributors
8280 Montgomery Rd Cincinnati, OH 45236		4,560 Common Stock Units	0.11%			428	800	(8)(14)
						428	800

American Auto Auction Group, LLC	Diversified Support Services
14951 Dallas Parkway, Suite 200 Dallas, TX 75254		First Lien Term Loan, SOFR+4.50% cash due 5/28/2032		8.50%	22,883	22,711	23,113	(5)
						22,711	23,113

Arches Buyer Inc. 1300 W Traverse Pkwy Lehi, UT 84043	Interactive Media & Services
		First Lien Term Loan, SOFR+5.50% cash due 12/6/2027		9.66%	92,790	92,020	92,790	(5)(8)
						92,020	92,790

Artera Services, LLC 3100 Interstate North Cir SE Suite 300 Atlanta, GA 30339	Construction & Engineering
		First Lien Term Loan, SOFR+4.50% cash due 2/15/2031		8.50%	53,533	53,103	48,062	(5)
		Fixed Rate Bond, 8.50% cash due 2/15/2031		8.50%	25,234	23,201	22,319
						76,304	70,381

ASP Integrity Acquisition Co LLC	Diversified Support Services
7600 Whitepine Rd Richmond, VA 23237		First Lien Term Loan, SOFR+5.00% cash due 3/6/2032			—	(55)	(251)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 3/6/2032		9.13%	47,622	46,966	46,126	(5)(8)
		First Lien Revolver, PRIME+4.00% cash due 3/6/2031		11.25%	997	875	715	(5)(8)(9)
						47,786	46,590

ASP-R-PAC Acquisition Co LLC 132 W 36th Street New York, NY 10018	Paper & Plastic Packaging Products & Materials
		First Lien Term Loan, SOFR+6.00% cash due 12/29/2027		10.31%	988	981	974	(5)(8)(10)
		First Lien Term Loan, SOFR+6.00% cash due 12/29/2027		10.57%	4,763	4,727	4,696	(5)(8)(10)
		First Lien Revolver, SOFR+6.00% cash due 12/29/2027		10.28%	435	430	427	(5)(8)(9)(10)
						6,138	6,097

Astra Acquisition Corp. 5201 Congress Avenue Boca Raton, FL 33487	Application Software
		First Lien Term Loan, SOFR+6.75% cash due 2/25/2028			7,337	6,453	2,935	(5)(8)(11)
		First Lien Term Loan, SOFR+5.25% cash due 10/25/2028			8,316	6,324	—	(5)(8)(11)
						12,777	2,935

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Asurion, LLC 1101 Church Street Nashville, TN 37203	Property & Casualty Insurance
		First Lien Term Loan, SOFR+4.00% cash due 8/19/2028		8.26%	25,376	25,301	25,457	(5)
		First Lien Term Loan, SOFR+4.25% cash due 8/19/2028		8.51%	33,694	33,196	33,839	(5)
		First Lien Term Loan, SOFR+4.25% cash due 9/19/2030		8.41%	18,703	18,165	18,608	(5)
						76,662	77,904

athenahealth Group Inc. 311 Arsenal Street Watertown, MA 02472	Health Care Technology
		5,809 Preferred Equity				5,917	8,390	(8)(13)(14)
						5,917	8,390

Atlas Borrower, LLC 1710 N Shelby Oaks Drive, Suite 1 Memphis, TN 38134	Health Care Services
		First Lien Term Loan, SOFR+4.50% cash due 9/4/2032		8.50%	58,141	57,559	57,571	(5)(8)
		First Lien Revolver, SOFR+4.50% cash due 9/4/2032			—	(99)	(97)	(5)(8)(9)
						57,460	57,474

Aurelia Netherlands B.V. Wibautstraat 224 1097 DN Amsterdam Netherlands	Interactive Media & Services
		First Lien Term Loan, E+4.75% cash due 5/29/2031		6.78%	€ 99,155	110,787	116,216	(5)(8)(10)
						110,787	116,216

Aurora Lux Finco S.A.R.L	Application Software
28, boulevard Joseph II L-1840 Luxembourg Luxembourg		First Lien Term Loan, SOFR+5.25% cash due 9/26/2032		9.42%	40,000	39,200	39,400	(5)(10)
						39,200	39,400

AVSC Holding Corp. 5100 North River Road, Suite 300 Schiller Park, IL 60176	Specialized Consumer Services
		First Lien Term Loan, SOFR+5.00% cash due 12/5/2031		9.16%	121,320	119,178	119,075	(5)(8)
		First Lien Revolver, SOFR+5.00% cash due 12/5/2029			—	(218)	(228)	(5)(8)(9)
						118,960	118,847

Ballyrock CLO 19 245 Summer Street Boston, MA 02210	Multi-Sector Holdings
		CLO Notes, SOFR+7.11% cash due 4/20/2035		11.44%	2,220	2,223	2,230	(5)(10)
						2,223	2,230

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Bamboo US Bidco LLC 100 High Street Boston, MA 02110	Health Care Equipment
		First Lien Term Loan, SOFR+5.25% cash due 9/30/2030		9.58%	2,998	2,975	2,965	(5)(8)(9)
		First Lien Term Loan, SOFR+5.25% cash due 9/30/2030			—	—	(33)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.25% cash due 9/30/2030		9.56%	3,884	3,814	3,845	(5)(8)
		First Lien Term Loan, SOFR+5.25% cash due 9/30/2030		9.56%	25,388	24,863	25,134	(5)(8)
		First Lien Term Loan, E+5.25% cash due 9/30/2030		7.28%	€ 15,796	16,396	18,375	(5)(8)
		First Lien Revolver, SOFR+5.25% cash due 10/1/2029			—	(104)	(52)	(5)(8)(9)
						47,944	50,234

Barracuda Parent, LLC 3175 Winchester Blvd Campbell, CA 95008	Systems Software
		First Lien Term Loan, SOFR+6.50% cash due 8/15/2029		10.81%	48,886	47,598	46,808	(5)(8)
						47,598	46,808

Bayou Intermediate II, LLC	Health Care Supplies
14201 NW 60th Avenue Miami Lakes, FL 33014		First Lien Term Loan, SOFR+4.75% cash due 9/30/2032		8.91%	38,756	38,368	38,368	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 9/30/2032			—	(53)	(53)	(5)(8)(9)
		First Lien Revolver, SOFR+4.75% cash due 9/30/2032			—	(56)	(56)	(5)(8)(9)
						38,259	38,259

Beach Acquisition Bidco LLC	Footwear
600 3rd Ave #37th New York, NY 10016		Fixed Rate Bond, 10.00% cash due 7/15/2033		10.00%	31,650	31,650	34,219
						31,650	34,219

BioXcel Therapeutics, Inc.	Pharmaceuticals
555 Long Wharf Drive, 12th Floor New Haven, CT 06511		First Lien Term Loan, 13.00% cash due 4/19/2027		13.00%	1,470	1,469	1,285	(8)(10)
		First Lien Term Loan, 13.00% cash due 4/19/2027		13.00%	3,545	3,504	3,100	(8)(10)
		First Lien Term Loan, 13.00% cash due 4/19/2027		13.00%	—	—	—	(8)(9)(10)
		First Lien Term Loan, 13.00% cash due 4/19/2027		13.00%	—	—	—	(8)(9)(10)
		12,702 Common Stock Units	0.06%			—	33	(10)(14)
		975 Common Stock Warrants				74	1	(8)(10)(14)
		279 Common Stock Warrants				—	—	(8)(10)(14)
						5,047	4,419

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Biscuit Parent, LLC 720 Olive Way, 19th Floor Seattle, WA 98101	Application Software
		First Lien Term Loan, SOFR+4.75% cash due 2/27/2031		8.75%	479	406	479	(5)(8)(9)
		First Lien Term Loan, SOFR+4.75% cash due 2/27/2031		8.75%	32,701	32,423	32,701	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 2/27/2031		8.75%	49,375	48,803	49,375	(5)(8)
		First Lien Revolver, SOFR+4.75% cash due 2/27/2031			—	(174)	—	(5)(8)(9)
						81,458	82,555

Blazing Star Parent, LLC 108 Wilmot Road Deerfield, IL 60015	Drug Retail
		First Lien Term Loan, SOFR+7.00% cash due 8/28/2030		11.20%	86,408	84,288	84,282	(5)(8)
						84,288	84,282

Blue Bidco Ltd 4th Floor, The Davidson Building The Forbury Reading, RG1 3EU United Kingdom	Wireless Telecommunication Services
		First Lien Term Loan, SONIA+5.00% cash due 6/14/2032		9.16%	£3,381	3,337	3,355	(5)(8)(9)(10)
		First Lien Term Loan, E+5.00% cash due 6/14/2032		7.04%	€5,593	6,416	6,512	(5)(8)(10)
		First Lien Term Loan, SOFR+5.00% cash due 6/14/2032		9.26%	1,644	1,629	1,629	(5)(8)(10)
		First Lien Term Loan, SONIA+5.00% cash due 6/14/2032		8.97%	£8,475	11,411	11,305	(5)(8)(10)
						22,793	22,801

BOTA BIDCO GMBH Dr. Hans-Lebach-Strasse 6 15537 Erkner Germany	Diversified Chemicals
		First Lien Term Loan, E+4.00% cash due 10/31/2029		5.90%	€9,022	8,882	10,256	(5)(8)(10)
		First Lien Term Loan, E+4.50% cash due 10/31/2030		6.41%	36,081	35,467	40,275	(5)(8)(10)
						44,349	50,531

CD&R Firefly Bidco Limited 10 Bricket Road, St Albans Hertfordshire, AL1 3JX United Kingdom	Other Specialty Retail
		First Lien Term Loan, SONIA+4.75% cash due 4/29/2029		8.72%	£23,022	28,828	31,141	(5)(10)
						28,828	31,141

Centralsquare Technologies, LLC	Application Software
1000 Business Center Dr Lake Mary, FL 32746		First Lien Term Loan, SOFR+6.25% cash, 3.38% PIK due 4/12/2030		7.03%	30,946	30,391	30,906	(5)(8)
		First Lien Revolver, SOFR+5.75% cash due 4/12/2030			—	(64)	(3)	(5)(8)(9)
						30,327	30,903

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Cielo Bidco Limited	Building Products
Unit a2 Cradley Business Park Overend Road Cradley Heath, B64 7DW England		First Lien Term Loan, E+4.75% cash due 6/30/2032			—	(59)	(56)	(5)(8)(9)(10)
		First Lien Term Loan, SONIA+4.75% cash due 6/30/2032		8.72%	£39,461	52,954	52,630	(5)(8)(10)
		First Lien Term Loan, E+4.75% cash due 6/30/2032		6.65%	€ 9,166	10,599	10,670	(5)(8)(10)
						63,494	63,244

Cloud Software Group, Inc.	Application Software
4980 Great America Parkway Santa Clara, CA 95054		First Lien Term Loan, SOFR+3.25% cash due 3/24/2031		7.25%	13,930	13,844	13,998	(5)
						13,844	13,998

Colony Holding Corporation	Distributors
8954 Hill Dr Irwin, PA 15642		First Lien Term Loan, SOFR+6.50% cash due 11/13/2026		10.80%	3,861	3,836	3,796	(5)(8)
		First Lien Term Loan, SOFR+6.50% cash due 11/13/2026		10.91%	11,874	11,768	11,672	(5)(8)
						15,604	15,468

Condor Merger Sub Inc. 6220 America Center Drive San Jose, CA 95002	Systems Software
		Fixed Rate Bond, 7.38% cash due 2/15/2030		7.38%	22,277	20,911	20,690
						20,911	20,690

Connect Holding II LLC 1120 S Tryon St, Suite 700 Charlotte, NC 28203	Alternative Carriers
		Fixed Rate Bond, 10.50% cash due 4/3/2031		10.50%	12,030	11,675	12,030
		First Lien Term Loan, SOFR+4.25% cash due 4/3/2031		8.40%	40,830	33,477	33,571	(5)
						45,152	45,601

CoreRx, Inc.	Pharmaceuticals
14205 Myerlake Cir Clearwater, FL 33760		First Lien Term Loan, SOFR+7.50% cash due 4/6/2029		11.50%	18,328	18,006	18,282	(5)(8)
						18,006	18,282

Coupa Holdings, LLC 1855 South Grant Street San Mateo, CA 94402	Application Software
		First Lien Term Loan, SOFR+5.25% cash due 2/27/2030			—	(15)	—	(5)(8)(9)
		First Lien Term Loan, SOFR+5.25% cash due 2/27/2030		9.56%	13,296	13,086	13,296	(5)(8)
		First Lien Revolver, SOFR+5.25% cash due 2/27/2029			—	(13)	—	(5)(8)(9)
						13,058	13,296

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Creek Parent, Inc. 14 Schoolhouse Road Somerset, NJ 08873	Life Sciences Tools & Services
		First Lien Term Loan, SOFR+5.00% cash due 12/18/2031		9.14%	105,947	104,190	103,944	(5)(8)
		First Lien Revolver, SOFR+5.00% cash due 12/18/2031			—	(237)	(290)	(5)(8)(9)
						103,953	103,654

Crewline Buyer, Inc. 301 Commerce Street, Suite 3300 Fort Worth, TX 76102	Application Software
		First Lien Term Loan, SOFR+6.75% cash due 11/8/2030		10.91%	3,080	3,015	3,049	(5)(8)
		First Lien Term Loan, SOFR+6.75% cash due 11/8/2030		10.91%	43,911	43,111	43,472	(5)(8)
		First Lien Revolver, SOFR+6.75% cash due 11/8/2030			—	(83)	(46)	(5)(8)(9)
						46,043	46,475

Dealer Tire Financial, LLC 7012 Euclid Ave Cleveland OH 44103	Distributors
		Fixed Rate Bond, 8.00% cash due 2/1/2028		8.00%	41,354	40,944	40,936
						40,944	40,936

Delta Leasing SPV II LLC	Specialized Finance
3001 Executive Drive, Suite 370 Clearwater, FL 33762		Subordinated Debt Term Loan, 3.00% cash, 7.00% PIK due 8/31/2029		3.00%	29,046	29,046	29,046	(8)(10)
		Subordinated Debt Term Loan, 8.00% cash, 3.00% PIK due 8/31/2029		8.00%	39,466	39,466	39,466	(8)(10)
		330 Preferred Equity				330	468	(8)(10)(14)
		2 Common Stock	1.65%			2	2	(8)(10)(14)
		25 Common Stock Warrants				—	—	(8)(10)(14)
						68,844	68,982

Digicel International Finance Ltd / Difl US LLC Digicel Jamaica, 14 Ocean Boulevard, Kingston Jamaica	Wireless Telecommunication Services
		Fixed Rate Bond, 8.63% cash due 8/1/2032		8.63%	4,757	4,757	4,894	(10)
						4,757	4,894

DirecTV Financing, LLC	Cable & Satellite
2230 East Imperial Highway El Segundo, CA 90245		Fixed Rate Bond, 10.00% cash due 2/15/2031		10.00%	21,198	21,198	21,183
		First Lien Term Loan, SOFR+5.00% cash due 8/2/2027		9.57%	200	199	201	(5)
		First Lien Term Loan, SOFR+5.25% cash due 8/2/2029		9.82%	26,912	26,545	26,992	(5)
		First Lien Term Loan, SOFR+5.50% cash due 2/17/2031		9.81%	20,162	19,792	19,759
						67,734	68,135

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Draken International, LLC	Aerospace & Defense
3330 Flightline Drive Lakeland, FL 33811		First Lien Term Loan, SOFR+5.50% cash due 5/19/2032			—	(210)	(202)	(5)(8)(9)(10)
		First Lien Term Loan, SOFR+5.50% cash due 5/19/2032		9.69%	18,849	18,492	18,506	(5)(8)(10)
		First Lien Term Loan, SONIA+5.50% cash due 5/19/2032		9.47%	£59,320	77,795	78,390	(5)(8)(10)
						96,077	96,694

DTI Holdco, Inc. 11880 College Blvd, Suite 200 Overland Park, KS 66210	Research & Consulting Services
		First Lien Term Loan, SOFR+4.00% cash due 4/26/2029		8.16%	56,583	55,512	50,572	(5)
						55,512	50,572

Dukes Root Control Inc. 400 Airport Rd., Ste E Elgin, IL 60123	Environmental & Facilities Services
		First Lien Term Loan, SOFR+5.50% cash due 12/8/2028		9.96%	1,039	1,030	1,032	(5)(8)
		First Lien Term Loan, SOFR+5.50% cash due 12/8/2029		9.94%	1,927	1,913	1,915	(5)(8)
		First Lien Term Loan, SOFR+5.50% cash due 12/8/2028		9.85%	17,121	16,944	17,011	(5)(8)
		First Lien Revolver, SOFR+5.50% cash due 12/8/2028		9.82%	184	162	171	(5)(8)(9)
						20,049	20,129

Empire Bidco AB Propellervägen 4 A 183 62 Täby Sweden	Life Sciences Tools & Services
		First Lien Term Loan, SONIA+5.25% cash due 9/22/2032		9.22%	£27,033	35,755	35,665	(5)(8)(10)
		First Lien Term Loan, STIBOR+5.25% cash due 9/22/2032		7.38%	kr348,703	36,443	36,334	(5)(8)(10)
		First Lien Term Loan, STIBOR+5.25% cash due 9/22/2032			—	(452)	(450)	(5)(8)(9)(10)
						71,746	71,549

Engineering Research And Consulting LLC	Construction & Engineering
308 Voyager Way, Suite 200 Huntsville, AL 35806		First Lien Term Loan, SOFR+5.00% cash due 8/29/2031		9.29%	31,740	31,275	30,867	(5)
						31,275	30,867

Enverus Holdings, Inc. 2901 Via Fortuna, Bldg 6, Suite 100 Austin, TX 78746	Application Software
		First Lien Term Loan, SOFR+5.50% cash due 12/24/2029			—	(14)	—	(5)(8)(9)
		First Lien Term Loan, SOFR+5.50% cash due 12/24/2029		9.82%	55,339	54,613	55,339	(5)(8)
		First Lien Revolver, SOFR+5.50% cash due 12/24/2029		9.64%	175	132	175	(5)(8)(9)
						54,731	55,514

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Establishment Labs Holdings Inc.	Health Care Technology
11401 Century Oaks Terrace, Suite 400 Austin, TX 78758		First Lien Term Loan, 9.00% cash due 4/21/2027		9.00%	1,832	1,821	1,842	(8)(10)
		First Lien Term Loan, 10.00% cash due 4/21/2027		10.00%	1,689	1,656	1,723	(8)(10)
		First Lien Term Loan, 10.00% cash due 4/21/2027		10.00%	1,689	1,656	1,723	(8)(10)
		First Lien Term Loan, 9.00% cash due 4/21/2027		9.00%	11,437	11,389	11,501	(8)(10)
						16,522	16,789

Everbridge, Inc. 8300 Boone Blvd, Suite 800 Vienna, VA 22182	Application Software
		First Lien Term Loan, SOFR+5.00% cash due 7/2/2031		9.29%	7,681	7,621	7,681	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 7/2/2031		9.29%	78,364	78,042	78,364	(5)(8)
		First Lien Revolver, SOFR+5.00% cash due 7/2/2031			—	(32)	—	(5)(8)(9)
						85,631	86,045

Evergreen IX Borrower 2023, LLC	Application Software
10900-A Stonelake Boulevard Quarry Oaks 1, Ste. 350 Austin, TX 78759		First Lien Term Loan, SOFR+4.75% cash due 9/30/2030		8.75%	9,006	8,933	9,006	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 9/30/2030		8.75%	35,671	35,034	35,671	(5)(8)
		First Lien Revolver, SOFR+4.75% cash due 9/29/2029			—	(67)	—	(5)(8)(9)
						43,900	44,677

Eyesouth Eye Care Holdco LLC	Health Care Services
5775 Glenridge Dr, Building B, Suite 500 Atlanta, GA 30328		First Lien Term Loan, SOFR+5.50% cash due 10/5/2029		9.88%	3,175	3,129	3,134	(5)(8)
		First Lien Term Loan, SOFR+5.50% cash due 10/5/2029		9.76%	2,759	2,696	2,696	(5)(8)(9)
		885 Common Stock Units	0.15%			885	1,019	(8)(14)
						6,710	6,849

F&M BUYER LLC 401 Commerce Street, Suite 360 Nashville, TN 37219	Systems Software
		First Lien Term Loan, SOFR+4.50% cash due 3/18/2032			—	(40)	(40)	(5)(8)(9)
		First Lien Term Loan, SOFR+4.50% cash due 3/18/2032		8.50%	23,866	23,627	23,627	(5)(8)
		First Lien Revolver, SOFR+4.50% cash due 3/18/2032			—	(35)	(35)	(5)(8)(9)
						23,552	23,552

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Finastra USA, Inc. 744 Primera Blvd, Suite 2000 Lake Mary, FL 32746	Application Software
		First Lien Term Loan, SOFR+7.25% cash due 9/13/2029		11.29%	12,067	11,908	12,067	(5)(8)(10)
						11,908	12,067

Flexera Software LLC 300 Park Blvd, Suite 400 Itasca, IL 60143	Application Software
		First Lien Revolver, SOFR+4.75% cash due 8/13/2032			—	(8)	(7)	(5)(8)(9)
		First Lien Term Loan, E+4.75% cash due 8/15/2032		6.63%	€12,305	14,376	14,425	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 8/15/2032		9.08%	40,774	40,672	40,680	(5)(8)
						55,040	55,098

Formulations Parent Corp	Specialty Chemicals
30 Hudson Yards, Suite 3500 New York, NY 10001		First Lien Term Loan, SOFR+4.00% cash due 4/9/2032		8.33%	17,500	17,325	17,400	(5)(8)
						17,325	17,400

Fortress Credit BSL XV 1345 Avenue of the Americas, 46th Floor New York, NY 10105	Multi-Sector Holdings
		CLO Notes, SOFR+4.75% cash due 10/18/2033		9.08%	5,000	5,000	4,997	(5)(10)
		CLO Notes, SOFR+8.45% cash due 10/18/2033		12.78%	6,000	6,035	5,933	(5)(10)
						11,035	10,930

Galileo Parent, Inc. 1300 W 120th Avenue Westminster, CO 80234	Aerospace & Defense
		First Lien Term Loan, SOFR+5.75% cash due 5/3/2030		9.75%	82,981	82,590	82,566	(5)(8)
		First Lien Revolver, SOFR+5.75% cash due 5/3/2029		9.75%	8,656	8,634	8,580	(5)(8)(9)
						91,224	91,146

Gallatin CLO X 2023-1 40 10th Avenue, 6th Floor New York, NY 10014	Multi-Sector Holdings
		CLO Notes, SOFR+5.41% cash due 10/14/2035		9.73%	5,000	4,913	5,021	(5)(10)
						4,913	5,021

Geo Topco Corporation 4475 E 74th Ave, Suite 100 Commerce City, CO 80022	Building Products
		First Lien Term Loan, SOFR+4.50% cash due 10/15/2031		8.83%	10,195	10,051	10,056	(5)(8)(9)
		First Lien Term Loan, SOFR+4.50% cash due 10/15/2031		8.60%	56,177	55,692	55,801	(5)(8)
		First Lien Revolver, SOFR+4.50% cash due 10/15/2031		8.70%	1,821	1,753	1,768	(5)(8)(9)
						67,496	67,625

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Grand River Aseptic Manufacturing, Inc.	Health Care Equipment
140 Front Avenue SW Grand Rapids, MI 49504		First Lien Term Loan, SOFR+5.00% cash due 3/10/2031		9.07%	30,022	29,750	29,713	(5)(8)
		First Lien Revolver, SOFR+5.00% cash due 3/10/2031			—	(84)	(95)	(5)(8)(9)
						29,666	29,618

Greenway Health, LLC 4301 W. Boy Scout Blvd, Suite 800 Tampa, FL 33607	Health Care Technology
		First Lien Term Loan, SOFR+6.75% cash due 4/1/2029		10.75%	24,625	24,136	24,625	(5)(8)
						24,136	24,625

Grove Hotel Parcel Owner, LLC	Hotels, Resorts & Cruise Lines
14501 Grove Resort Ave Winter Garden, FL 34787		First Lien Term Loan, SOFR+8.00% cash due 6/21/2027		12.26%	3,537	3,512	3,443	(5)(8)
		First Lien Term Loan, SOFR+8.00% cash due 6/21/2027		12.26%	17,153	17,035	16,699	(5)(8)
		First Lien Revolver, SOFR+8.00% cash due 6/21/2027			—	(12)	(47)	(5)(8)(9)
						20,535	20,095

HAH Group Holding Co LLC	Health Care Services
33 South State Street Chicago, IL 60603		Fixed Rate Bond, 9.75% cash due 10/1/2031		9.75%	6,640	6,276	6,314
		First Lien Term Loan, SOFR+5.00% cash due 9/17/2031		9.16%	9,401	8,532	8,496
						14,808	14,810

Harbor Purchaser Inc. 125 High Street Boston, MA 02110	Education Services
		First Lien Term Loan, SOFR+5.25% cash due 4/9/2029		9.51%	39,798	39,191	35,765	(5)
						39,191	35,765

Harrow Health, Inc.	Pharmaceuticals
102 Woodmont Blvd., Suite 610 Nashville, TN 37205		Fixed Rate Bond, 8.63% cash due 9/15/2030		8.63%	7,700	7,700	8,013	(10)
						7,700	8,013

Hertz Vehicle Financing III	Specialized Finance
8501 Williams Road Estero, FL 33928		Subordinated Debt Revolver, 9.28% cash due 6/28/2028		9.28%	85,710	85,710	85,710	(8)(10)
						85,710	85,710

IAMGOLD Corporation	Gold
150 King St W, Suite 2800 Toronto, ON M5H 1J9 Canada		Second Lien Term Loan, SOFR+8.25% cash due 5/16/2028		12.39%	21,296	20,961	22,105	(5)(8)(10)
						20,961	22,105

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Icefall Parent, Inc. 30 Braintree Hill Office Park, Suite 101 Braintree, MA 02184	Application Software
		First Lien Term Loan, SOFR+4.50% cash due 1/25/2030		8.81%	52,319	52,176	52,843	(5)(8)
		First Lien Revolver, SOFR+4.50% cash due 1/25/2030			—	(38)	—	(5)(8)(9)
						52,138	52,843

iCIMs, Inc. 101 Crawfords Corner Road Suite 3-100, Fifth Floor Holmdel, NJ 07733	Application Software
		First Lien Term Loan, SOFR+6.25% cash due 8/18/2028		10.57%	2,305	2,305	2,297	(5)(8)
		First Lien Term Loan, SOFR+5.75% cash due 8/18/2028		10.07%	16,054	16,054	15,911	(5)(8)
		First Lien Revolver, SOFR+5.75% cash due 8/18/2028		10.08%	392	392	369	(5)(8)(9)
						18,751	18,577

Inmar Inc 1 W. 4th St., Suite 500 Winston-Salem, NC 27101	Application Software
		First Lien Term Loan, SOFR+4.50% cash due 10/30/2031		8.66%	60,508	60,236	60,527	(5)
						60,236	60,527

Integrity Marketing Acquisition, LLC	Insurance Brokers
1445 Ross Avenue Dallas, TX 75202		First Lien Term Loan, SOFR+5.00% cash due 8/25/2028			—	(153)	(25)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 8/25/2028		9.20%	79,758	79,340	79,654	(5)(8)
		First Lien Revolver, SOFR+5.00% cash due 8/25/2028			—	(56)	(9)	(5)(8)(9)
						79,131	79,620

Inventus Power, Inc. 1200 Internationale Pkwy Woodridge, IL 60517	Electrical Components & Equipment
		First Lien Term Loan, SOFR+7.50% cash due 1/15/2026		11.78%	42,887	42,958	42,488	(5)(8)
		First Lien Revolver, SOFR+7.50% cash due 1/15/2026		11.87%	1,159	1,142	1,113	(5)(8)(9)
						44,100	43,601

IW Buyer LLC 12 Masonic Avenue Camden, NY 13316	Electrical Components & Equipment
		First Lien Term Loan, SOFR+5.00% cash due 6/28/2029		9.26%	4,886	4,849	4,843	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 6/28/2029		9.26%	18,867	18,678	18,699	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 6/28/2029		9.26%	28,428	27,939	28,175	(5)(8)
		First Lien Revolver, SOFR+5.00% cash due 6/28/2029		9.25%	1,072	944	1,005	(5)(8)(9)
						52,410	52,722

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Janus Bidco Limited 4th Floor 52-54 Gracechurch Street London EC3V 0EH United Kingdom	Application Software
		First Lien Term Loan, SONIA+5.50% cash due 4/25/2031			—	(155)	—	(5)(8)(9)(10)
		First Lien Term Loan, SOFR+5.50% cash due 4/25/2031		9.98%	51,970	50,930	51,970	(5)(8)(10)
		First Lien Term Loan, SONIA+5.50% cash due 4/25/2031		9.47%	£ 1,742	2,145	2,345	(5)(8)(10)
						52,920	54,315

JN Bidco LLC 201 Elliott Avenue West, Suite 260 Seattle, WA 98119	Health Care Technology
		3,595,500 Common Stock Units	9.19%			3,338	7,173	(8)(14)
						3,338	7,173

Kairos Intermediateco AB	Health Care Supplies
TMF Sweden AB, Vasagatan 38 111 20 Stockholm Sweden		First Lien Term Loan, E+4.75% cash due 4/22/2032			—	(23)	—	(5)(8)(9)(10)
		First Lien Term Loan, E+4.75% cash due 4/22/2032		6.78%	€20,027	23,225	23,416	(5)(8)(10)
		First Lien Term Loan, NIBOR+4.75% cash due 4/22/2032		9.05%	Nkr184,534	18,138	18,404	(5)(8)(10)
		First Lien Term Loan, SONIA+4.75% cash due 4/22/2032		8.72%	£13,129	17,609	17,588	(5)(8)(10)
						58,949	59,408

Kaseya Inc.	Systems Software
701 Brickell Ave, Suite 400 Miami, FL 33131		Second Lien Term Loan, SOFR+5.00% cash due 3/20/2033		9.16%	43,764	43,691	43,901	(5)
						43,691	43,901

Kings Buyer, LLC 4 High Ridge Park, Suite 202 Stamford, CT 06905	Environmental & Facilities Services
		First Lien Term Loan, SOFR+5.25% cash due 10/29/2027		9.35%	57,812	57,372	55,286	(5)(8)
		First Lien Term Loan, SOFR+5.25% cash due 10/29/2027		9.25%	4,705	4,688	4,499	(5)(8)
		First Lien Revolver, PRIME+4.25% cash due 10/29/2027		11.50%	2,535	2,452	2,164	(5)(8)(9)
						64,512	61,949

Kite Midco II Inc. 30 Hudson Yards, Suite 7500 New York, NY 10001	Research & Consulting Services
		First Lien Term Loan, SOFR+4.50% cash due 11/25/2031			—	(63)	(72)	(5)(8)(9)
		First Lien Term Loan, SOFR+4.50% cash due 11/25/2031		8.77%	39,033	38,518	38,490	(5)(8)
						38,455	38,418

LABL, Inc. 2571 South Hemlock Road Green Bay, WI 54229	Office Services & Supplies
		First Lien Term Loan, SOFR+5.00% cash due 10/30/2028		9.26%	28,076	27,681	23,135	(5)
						27,681	23,135

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
LDS Buyer, LLC 20821 S Santa Fe Ave Long Beach, CA 90810	Air Freight & Logistics
		First Lien Term Loan, SOFR+5.00% cash due 2/9/2032		9.16%	8,303	8,111	8,231	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 2/9/2032		9.16%	1,864	1,845	1,848	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 2/9/2032		9.16%	41,933	41,457	41,568	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 2/9/2032			—	(93)	(91)	(5)(8)(9)
		First Lien Revolver, SOFR+5.00% cash due 2/9/2032			—	(71)	(54)	(5)(8)(9)
						51,249	51,502

Learfield Communications, LLC	Movies & Entertainment
2400 Dallas Parkway, Suite 500 Plano, TX 75093		First Lien Term Loan, SOFR+4.50% cash due 6/30/2028		8.66%	45,449	45,345	45,965	(5)
						45,345	45,965

Legends Hospitality Holding Company, LLC	Specialized Consumer Services
61 Broadway, Suite 2400 New York, NY 10006		First Lien Term Loan, SOFR+5.00% cash due 8/22/2031		9.17%	2,024	1,976	1,968	(5)(8)(9)
		First Lien Term Loan, SOFR+5.50% cash, 2.75% PIK due 8/22/2031		6.96%	56,798	55,869	55,833	(5)(8)
		First Lien Revolver, SOFR+5.00% cash due 8/22/2030		9.16%	655	548	549	(5)(8)(9)
						58,393	58,350

Lightbox Intermediate, L.P.	Real Estate Services
1450 Broadway, 41st Floor New York, NY 10018		First Lien Term Loan, SOFR+5.25% cash due 1/13/2030		9.25%	59,293	58,531	58,695	(5)(8)
		First Lien Revolver, SOFR+5.25% cash due 1/13/2030			—	(49)	(39)	(5)(8)(9)
						58,482	58,656

LSL Holdco, LLC 3100 Olympus Boulevard, Suite 100 Coppell, TX 75019	Health Care Distributors
		First Lien Term Loan, SOFR+6.00% cash due 1/31/2028		10.26%	1,026	994	988	(5)(8)
		First Lien Term Loan, SOFR+6.00% cash due 1/31/2028		10.26%	8,814	8,746	8,480	(5)(8)
		First Lien Revolver, SOFR+6.00% cash due 1/31/2028		10.26%	690	682	651	(5)(8)(9)
						10,422	10,119

M2S Group Intermediate Holdings Inc	Multi-Sector Holdings
825 East Wisconsin Ave Appleton, WI 54911		First Lien Term Loan, SOFR+4.75% cash due 8/25/2031		9.06%	52,570	50,430	52,281	(5)
						50,430	52,281

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
McAfee Corp.	Systems Software
6220 America Center Dr San Jose, CA 95002		First Lien Term Loan, SOFR+3.00% cash due 3/1/2029		7.22%	19,850	19,074	19,019	(5)
						19,074	19,019

Mesoblast, Inc.	Biotechnology
55 Collins Street, Level 38 Melbourne 3000 Australia		First Lien Term Loan, 9.75% cash due 11/19/2026		9.75%	1,565	1,531	1,597	(8)(10)
		33,174 Common Stock Warrants			—	152	212	(8)(10)(14)
						1,683	1,809

MHE Intermediate Holdings, LLC	Diversified Support Services
3201 Levis Commons Blvd, Suite 3235 Perrysburg, OH 43551		First Lien Term Loan, SOFR+6.00% cash due 7/21/2027		10.46%	5,179	5,108	5,102	(5)(8)
		First Lien Term Loan, SOFR+6.25% cash due 7/21/2027		10.71%	1,015	1,004	1,000	(5)(8)
						6,112	6,102

Microf Funding V LLC	Consumer Finance
2849 Paces Ferry Rd SE, Suite 625 Atlanta, GA 30339		First Lien Term Loan, SOFR+6.00% cash due 6/3/2027		10.13%	19,966	19,701	19,912	(5)(8)(9)(10)
						19,701	19,912

Minotaur Acquisition, Inc.	Financial Exchanges & Data
2001 Spring Rd, Suite 700 Oak Brook, IL 60523		First Lien Term Loan, SOFR+5.00% cash due 6/3/2030			—	(70)	(26)	(5)(8)(9)(10)
		First Lien Term Loan, SOFR+5.00% cash due 6/3/2030		9.16%	6,729	6,595	6,704	(5)(8)(10)
		First Lien Term Loan, SOFR+5.00% cash due 6/3/2030		9.16%	41,217	40,575	41,060	(5)(8)(10)
		First Lien Revolver, SOFR+5.00% cash due 6/3/2030			—	(65)	(15)	(5)(8)(9)(10)
						47,035	47,723

Mitchell International Inc	Application Software
9771 Clairemont Mesa Blvd, Ste. A San Diego, CA 92124		Second Lien Term Loan, SOFR+5.25% cash due 6/17/2032		9.41%	42,135	41,953	41,851	(5)
		First Lien Term Loan, SOFR+3.25% cash due 6/17/2031		7.41%	16,929	16,772	16,933	(5)
						58,725	58,784

Modena Buyer LLC 30 Hudson Yards New York, NY 10001	Application Software
		First Lien Term Loan, SOFR+4.50% cash due 7/1/2031		8.81%	38,169	37,540	37,747	(5)
						37,540	37,747

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Monotype Imaging Holdings Inc.	Application Software
600 Unicorn Park Drive, Suite 4 Woburn, MA 01801		First Lien Term Loan, SOFR+5.50% cash due 2/28/2031		9.66%	1,546	1,489	1,544	(5)(8)(9)
		First Lien Term Loan, SOFR+5.50% cash due 2/28/2031		9.66%	71,385	70,315	71,371	(5)(8)
		First Lien Revolver, SOFR+5.50% cash due 2/28/2030			—	(100)	(11)	(5)(8)(9)
						71,704	72,904

MRI Software LLC 28925 Fountain Pkwy Solon, OH 44139	Application Software
		First Lien Term Loan, SOFR+4.75% cash due 2/10/2028		8.75%	4,797	4,748	4,769	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 2/10/2028		8.75%	7,053	7,050	7,011	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 2/10/2028		8.75%	57,647	57,161	57,307	(5)(8)
		First Lien Revolver, SOFR+4.75% cash due 2/10/2028		8.75%	590	570	556	(5)(8)(9)
						69,529	69,643

Nellson Nutraceutical, LLC	Packaged Foods & Meats
5115 East La Palma Avenue Anaheim, CA 92807		First Lien Term Loan, SOFR+5.75% cash due 4/17/2031			—	(28)	(25)	(5)(8)(9)(10)
		First Lien Term Loan, SOFR+5.75% cash due 4/17/2031		9.75%	48,606	47,877	47,960	(5)(8)(10)
		First Lien Term Loan, SOFR+5.75% cash due 4/17/2031		9.75%	14,429	14,229	14,237	(5)(8)(10)
		First Lien Revolver, SOFR+5.75% cash due 4/17/2031		9.75%	1,367	1,230	1,236	(5)(8)(9)(10)
						63,308	63,408

Neptune Bidco US Inc. 8001 Commerce Center Road Ladson, SC 29456	Aerospace & Defense
		First Lien Term Loan, SOFR+4.75% cash due 1/19/2031		8.75%	30,740	30,359	30,740	(5)(8)
		First Lien Term Loan, SOFR+5.25% cash due 1/19/2031			—	(13)	—	(5)(8)(9)
						30,346	30,740

Next Holdco, LLC 701 Garden View Ct, Suite 19 Encinitas, CA 92024	Health Care Technology
		First Lien Term Loan, SOFR+5.25% cash due 11/12/2030			—	(65)	(74)	(5)(8)(9)
		First Lien Revolver, SOFR+5.25% cash due 11/8/2029			—	(46)	(40)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.25% cash due 11/9/2030		9.48%	17,650	17,493	17,486	(5)(8)
		First Lien Term Loan, SOFR+5.25% cash due 11/12/2030		9.48%	45,925	45,422	45,498	(5)(8)
						62,804	62,870

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Nexus Buyer LLC	Specialized Finance
1300 N 17th Street, Suite 1800 Arlington, VA 22209		Second Lien Term Loan, SOFR+5.75% cash due 2/16/2032		9.91%	70,644	70,013	70,653
						70,013	70,653

NFM & J, L.P. 217 N. Howard Ave., Suite 200 Tampa, FL 33606	Diversified Support Services
		First Lien Term Loan, SOFR+5.75% cash due 11/10/2029		10.05%	1,372	1,238	1,284	(5)(8)(9)
		First Lien Term Loan, SOFR+5.75% cash due 11/10/2029		10.08%	21,884	21,504	21,728	(5)(8)
		First Lien Revolver, PRIME+4.75% cash due 11/10/2029		12.00%	785	702	751	(5)(8)(9)
						23,444	23,763

Nidda BondCo GmbH Stadastraße 2-18 61118 Bad Vilbel Germany	Health Care Services
		First Lien Term Loan, SONIA+4.75% cash due 5/28/2032		8.72%	£ 29,750	39,635	40,256	(5)(10)
						39,635	40,256

North Star Acquisitionco, LLC	Education Services
366 Madison Avenue, 4th Floor New York, NY 10017		First Lien Term Loan, SOFR+4.50% cash due 5/3/2029		8.72%	5,729	6,137	6,214	(5)(8)(9)(10)
		First Lien Term Loan, SOFR+4.50% cash due 5/3/2029		8.50%	3,313	3,274	3,313	(5)(8)
		First Lien Term Loan, SONIA+4.50% cash due 5/3/2029		8.47%	£3,140	3,913	4,227	(5)(8)(10)
		First Lien Term Loan, SOFR+4.50% cash due 5/3/2029		8.50%	36,168	35,736	36,168	(5)(8)
		First Lien Term Loan, NIBOR+4.50% cash due 5/3/2029		8.64%	Nkr 68,811	6,192	6,896	(5)(8)(10)
		First Lien Term Loan, SOFR+4.50% cash due 5/3/2029		8.50%	27,846	27,746	27,846	(5)(8)(10)
		First Lien Revolver, SOFR+4.50% cash due 5/3/2029			—	(24)	—	(5)(8)(9)(10)
		First Lien Revolver, SOFR+4.50% cash due 5/3/2029		8.82%	1,657	1,604	1,657	(5)(8)(9)
						84,578	86,321

OFSI Fund Ltd 10 South Wacker Drive, Suite 2500 Chicago, IL 60606	Multi-Sector Holdings
		CLO Notes, SOFR+7.48% cash due 4/20/2034		11.81%	1,105	1,052	1,089	(5)(10)
						1,052	1,089

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
OneOncology, LLC 424 Church Street, Suite 2400 Nashville, TN 37219	Health Care Services
		First Lien Term Loan, SOFR+5.00% cash due 6/10/2030		9.00%	17,008	16,838	17,008	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 6/10/2030		8.75%	8,475	8,263	8,475	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 6/10/2030		8.75%	50,432	49,898	49,807	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 6/10/2030		9.00%	22,764	22,536	22,764	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due 6/10/2030		8.75%	22,427	22,052	22,203	(5)(8)
		First Lien Revolver, SOFR+4.75% cash due 6/11/2029			—	(203)	(179)	(5)(8)(9)
						119,384	120,078

Optimizely North America Inc.	Application Software
119 5th Ave, 7th Floor New York, NY 10003		First Lien Term Loan, SOFR+5.00% cash due 10/30/2031		9.16%	47,535	47,122	47,103	(5)(8)(10)
		First Lien Revolver, SOFR+5.00% cash due 10/30/2031			—	(62)	(65)	(5)(8)(9)(10)
						47,060	47,038

Optimizely Sweden Holdings AB	Application Software
Hamngatan 26 Stockholm, 111 47 Sweden		First Lien Term Loan, E+5.25% cash due 10/30/2031		7.15%	€16,974	18,281	19,765	(5)(8)(10)
		First Lien Term Loan, SONIA+5.50% cash due 10/30/2031		9.47%	£ 5,658	7,297	7,547	(5)(8)(10)
						25,578	27,312

PAI Financing Merger Sub LLC	Pharmaceuticals
78 St James’s Street London SW1A 1JB United Kingdom		First Lien Term Loan, SOFR+4.50% cash due 2/13/2032		8.50%	74,255	73,241	73,141	(5)(8)
		First Lien Revolver, SOFR+4.50% cash due 2/13/2032			—	(216)	(237)	(5)(8)(9)
						73,025	72,904

Paratek Pharmaceuticals Inc	Pharmaceuticals
75 Arlington Street, Suite 500 Boston, MA 02116		First Lien Term Loan, SOFR+6.50% cash due 11/21/2028		10.50%	18,387	18,222	18,295	(5)(8)
						18,222	18,295

Paulus Holdings Public Limited Company	Health Care Technology
Third Floor, Block 1 West Pier Business Campus Dun Laoghaire, Dublin Ireland		84,181 Preferred Stock Units				1,622	2,625	(8)(10)(14)
		18,492 Common Stock Warrants				356	576	(8)(10)(14)
						1,978	3,201

Peraton Corp. 1875 Explorer Street Reston, VA 20190	Aerospace & Defense
		First Lien Term Loan, SOFR+3.75% cash due 2/1/2028		8.01%	7,374	7,340	6,238	(5)
						7,340	6,238

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
PetSmart LLC 19601 North 27th Avenue Phoenix, AZ 85027	Other Specialty Retail
		First Lien Term Loan, SOFR+4.00% cash due 8/1/2032		8.14%	40,642	40,245	40,083	(5)(10)
						40,245	40,083

PetVet Care Centers, LLC	Health Care Services
1 Gorham Island Road Westport, CT 06880		First Lien Term Loan, SOFR+6.00% cash due 11/15/2030		10.16%	72,358	71,299	66,562	(5)(8)
		First Lien Term Loan, SOFR+6.00% cash due 11/15/2030			—	(96)	(697)	(5)(8)(9)
		First Lien Revolver, SOFR+6.00% cash due 11/15/2029			—	(132)	(678)	(5)(8)(9)
		6,338 Preferred Stock Units				6,211	7,175	(8)(14)
						77,282	72,362

Pluralsight, LLC 1500 Solana Blvd, Building 6 - Floor 4 Suite 6400 Westlake, TX 76262	Application Software
		First Lien Term Loan, SOFR+4.50% cash, 1.50% PIK due 8/22/2029		7.20%	3,361	3,361	3,361	(5)(8)
		First Lien Term Loan, SOFR+4.50% cash, 1.50% PIK due 8/22/2029		7.20%	1,940	1,940	1,940	(5)(8)
		First Lien Term Loan, SOFR+7.50% cash, 11.70% PIK due 8/22/2029			5,623	5,623	5,623	(5)(8)
		First Lien Term Loan, SOFR+4.50% cash due 8/22/2029			—	—	—	(5)(8)(9)
		First Lien Revolver, SOFR+4.50% cash due 8/22/2029			—	—	—	(5)(8)(9)
		1,658,698 Common Stock Units	1.36%			5,540	3,085	(8)(14)
						16,464	14,009

Poseidon Midco AB	Pharmaceuticals
Solnavägen 3h 113 63 Stockholm Sweden		First Lien Term Loan, SOFR+5.50% cash due 9/17/2031		9.75%	23,063	22,832	23,063	(5)(8)(9)(10)
		First Lien Term Loan, E+5.00% cash due 9/17/2031			—	(194)	(202)	(5)(8)(9)(10)
		First Lien Term Loan, E+5.25% cash due 9/17/2031		7.31%	€50,768	55,252	59,652	(5)(8)(10)
						77,890	82,513

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
PPW Aero Buyer, Inc. 200 Adams Street Manchester, CT 06042	Aerospace & Defense
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031			—	(18)	(18)	(5)(8)(9)
		First Lien Revolver, SOFR+5.00% cash due 9/30/2031			—	(87)	(7)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031		9.00%	18,573	18,565	18,565	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031		9.00%	10,349	10,245	10,349	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031			—	(11)	—	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031		9.00%	36,789	36,716	36,789	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 9/30/2031		9.00%	26,220	25,490	26,220	(5)(8)
						90,900	91,898

Profrac Holdings II, LLC 333 Shops Boulevard, Suite 301 Willow Park, TX 76087	Industrial Machinery & Supplies & Components
		First Lien Floating Rate Bond, SOFR+7.25% cash due 1/23/2029		11.23%	58,690	58,103	58,068	(5)(8)(10)
						58,103	58,068

Project Accelerate Parent, LLC	Systems Software
208 E Kiehl Ave Sherwood, AR 72120		First Lien Term Loan, SOFR+5.25% cash due 2/24/2031		9.41%	43,203	42,870	43,203	(5)(8)
		First Lien Revolver, SOFR+5.25% cash due 2/22/2031			—	(48)	—	(5)(8)(9)
						42,822	43,203

Propio LS, LLC 10801 Mastin Street, Suite 580 Overland Park, KS 66210	Diversified Support Services
		First Lien Term Loan, SOFR+4.75% cash due 5/10/2030		8.75%	10,189	10,087	10,097
		First Lien Term Loan, SOFR+4.75% cash due 5/10/2030		9.05%	27,834	27,555	27,583	(5)(8)
		First Lien Revolver, SOFR+4.75% cash due 5/10/2030			—	(10)	(9)	(5)(8)(9)
						37,632	37,671

Prosper Credit Card 2024-1	Specialized Finance
221 Main Street, Suite 300 San Francisco, CA 94105		CLO Notes, 7.15% cash due 10/15/2034		7.15%	5,240	5,227	5,260	(8)(10)
		CLO Notes, 10.05% cash due 10/15/2034		10.05%	5,471	5,391	5,450	(8)(10)
		CLO Notes, 14.64% cash due 10/15/2034		14.64%	7,289	7,289	7,314	(8)(10)
						17,907	18,024

Protein for Pets Opco, LLC	Packaged Foods & Meats
601 13th Street Monett, MO 65708		First Lien Term Loan, SOFR+5.25% cash due 9/20/2030		9.41%	62,936	61,973	61,633	(5)(8)
		First Lien Revolver, SOFR+5.25% cash due 9/20/2030		9.41%	1,793	1,691	1,655	(5)(8)(9)
						63,664	63,288

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Quantum Bidco Limited	Food Distributors
9 Wells Place Redhill, RH1 3AS United Kingdom		First Lien Term Loan, SONIA+5.50% cash due 1/31/2028		9.74%	£27,922	35,193	37,590	(5)(8)(10)
						35,193	37,590

Renaissance Holding Corp.	Education Services
2911 Peach Street Wisconsin Rapids, WI 54494		First Lien Term Loan, SOFR+4.00% cash due 4/5/2030		8.16%	38,792	35,989	33,720	(5)
						35,989	33,720

Rockford Tower CLO 2024-1	Multi-Sector Holdings
299 Park Avenue, 40th Floor New York, NY 10171		CLO Notes, SOFR+7.48% cash due 4/20/2037		11.81%	2,500	2,478	2,538	(5)(10)
						2,478	2,538

RWK Midco AB Vasagatan 38 C/o TMF Sweden AB 111 20 Stockholm Sweden	Life Sciences Tools & Services
		First Lien Term Loan, SOFR+4.75% cash due 7/1/2032			—	(179)	(165)	(5)(8)(9)(10)
		First Lien Term Loan, SOFR+4.75% cash due 7/1/2032		8.91%	70,109	72,380	72,445	(5)(8)(10)
						72,201	72,280

Saratoga 535 Madison Ave New York, NY 10022	Diversified Financial Services
		Credit Linked Note, SOFR+5.33% cash due 12/31/2029		9.86%	91,668	91,282	93,043	(5)(8)(10)(12)
						91,282	93,043

Secure Acquisition Inc. 3500 West Tacoma Broken Arrow, OK 74012	Paper & Plastic Packaging Products & Materials
		First Lien Term Loan, SOFR+3.75% cash due 12/16/2028		7.75%	31,622	31,565	31,760	(5)
						31,565	31,760

SEI Holding I Corporation 1 Freedom Valley Drive Oaks, PA 19456	Trading Companies & Distributors
		First Lien Term Loan, SOFR+5.00% cash due 3/27/2028		9.18%	2,456	2,423	2,419	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 3/27/2028		9.25%	3,332	3,269	3,251	(5)(8)(9)
		First Lien Revolver, SOFR+5.00% cash due 3/27/2028			—	(38)	(57)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 3/27/2028			—	(29)	(128)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 3/27/2028		9.16%	17,070	16,815	16,813	(5)(8)
						22,440	22,298

Seres Therapeutics, Inc.	Biotechnology
101 Cambridge Park Drive Cambridge MA 02140		4,674 Common Stock Warrants			—	293	40	(8)(10)(14)
						293	40

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Sierra Enterprises, LLC 3158 East Hamilton Avenue Fresno, CA 93702	Soft Drinks & Non-alcoholic Beverages
		First Lien Term Loan, SOFR+6.00% cash due 5/20/2030		10.00%	57,240	56,444	56,484	(5)(8)
		First Lien Revolver, SOFR+6.00% cash due 5/20/2030			—	(101)	(96)	(5)(8)(9)
						56,343	56,388

Sorenson Communications, LLC	Communications Equipment
4192 South Riverboat Road Salt Lake City, UT 84123		First Lien Term Loan, SOFR+5.75% cash due 4/19/2029		9.91%	82,936	81,759	81,609	(5)(8)
		First Lien Revolver, SOFR+5.75% cash due 4/19/2029			—	(144)	(159)	(5)(8)(9)
						81,615	81,450

Sphynx UK Bidco Ltd 5 Churchill Place, 10th Floor London, E14 5HU United Kingdom	Packaged Foods & Meats
		First Lien Term Loan, BBSW+4.75% cash due 9/2/2032		8.35%	A$8,490	5,469	5,557
		First Lien Term Loan, E+4.75% cash due 9/2/2032		6.82%	€4,699	5,412	5,452
		First Lien Term Loan, SONIA+4.75% cash due 8/15/2032		8.72%	£18,960	25,086	25,206
						35,967	36,215

Spruce Bidco I Inc. 1001 Pennsylvania Avenue NW Suite 220 South Washington, DC 20004	Health Care Equipment
		First Lien Term Loan, TONA+5.25% cash due 1/30/2032		6.00%	¥2,257,303	14,379	15,068	(5)(8)
		First Lien Term Loan, CORRA+5.00% cash due 1/30/2032		7.72%	C$ 21,111	14,378	14,957	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 1/30/2032		9.13%	116,604	115,021	114,948	(5)(8)
		First Lien Revolver, SOFR+5.00% cash due 1/30/2032			—	(358)	(377)	(5)(8)(9)
						143,420	144,596

Staples, Inc. 500 Staples Dr Framingham, MA 01702	Office Services & Supplies
		Fixed Rate Bond, 10.75 % cash due 9/1/2029		10.75%	26,481	25,576	26,316
		First Lien Term Loan, SOFR+5.75% cash due 9/4/2029		10.05%	23,649	22,784	22,485	(5)
						48,360	48,801

Star Parent, Inc. 1030 Sync Street Morrisville, NC 27560	Life Sciences Tools & Services
		First Lien Term Loan, SOFR+4.00% cash due 9/27/2030		8.00%	65,183	64,063	65,265	(5)
						64,063	65,265

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
SumUp Holdings Luxembourg	Diversified Financial Services
Rue Michel Rodange 20 2430 Luxembourg Luxembourg		First Lien Term Loan, E+6.50% cash due 4/25/2031		8.52%	€48,203	50,670	55,547	(5)(8)(9)(10)
						50,670	55,547

TBRS, Inc. 6112 N 14th St Phoenix, AZ 85014	Health Care Supplies
		First Lien Term Loan, SOFR+4.75% cash due 11/22/2031		8.75%	56,457	56,023	55,892	(5)(8)
		First Lien Term Loan, SOFR+4.75% cash due11/22/2031			—	(52)	(33)	(5)(8)(9)
		First Lien Revolver, SOFR+4.75% cash due 11/22/2030		8.95%	468	403	392	(5)(8)(9)
						56,374	56,251

Ten-X LLC 17600 Laguna Canyon Rd Irvine, CA 92618	Interactive Media & Services
		First Lien Term Loan, SOFR+6.00% cash due 5/26/2028		10.04%	24,340	23,691	21,359	(5)
						23,691	21,359

THG Acquisition, LLC	Insurance Brokers
6802 Paragon Place, Suite 200 Richmond, VA 23230		First Lien Term Loan, SOFR+4.75% cash due 10/31/2031		8.91%	1,838	1,780	1,814	(5)(8)(9)(10)
		First Lien Term Loan, SOFR+4.75% cash due 10/31/2031		8.91%	50,579	50,140	50,469	(5)(8)(10)
		First Lien Revolver, SOFR+4.75% cash due 10/31/2031		8.91%	421	372	410	(5)(8)(9)(10)
						52,292	52,693

Transit Buyer LLC 430 Park Avenue, 14th Floor New York, NY 10022	Diversified Support Services
		First Lien Term Loan, SOFR+5.00% cash due 1/31/2029			—	(9)	(12)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 1/31/2029		9.03%	8,060	7,956	8,012	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 1/31/2029		9.03%	3,801	3,759	3,778	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 1/31/2029		9.00%	8,257	8,165	8,208	(5)(8)
						19,871	19,986

Trident TPI Holdings Inc	Metal, Glass & Plastic Containers
460 East Swedesford Road, Suite 3000 Wayne, PA 19087		First Lien Term Loan, SOFR+3.75% cash due 9/15/2028		7.75%	12,251	12,251	12,053	(5)
						12,251	12,053

Trinitas CLO VI Ltd. 200 Crescent Court, Suite 1175 Dallas, TX 75201	Multi-Sector Holdings
		CLO Notes, SOFR+7.08% cash due 1/25/2034		11.40%	2,785	2,627	2,746	(5)(10)
						2,627	2,746

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Truck-Lite Co., LLC 5340 Fryling Rd, Suite 300 Erie, PA 16510	Construction Machinery & Heavy Transportation Equipment
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032		8.89%	2,019	2,000	1,999	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032		8.89%	7,720	7,523	7,530	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032		8.89%	76,676	75,554	75,925	(5)(8)
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032			—	(41)	(28)	(5)(8)(9)
		First Lien Term Loan, SOFR+5.00% cash due 2/13/2032			—	(69)	(95)	(5)(8)(9)
		First Lien Revolver, SOFR+5.00% cash due 2/13/2031			—	(110)	(76)	(5)(8)(9)
						84,857	85,255

US WorldMeds Ventures, LLC 4441 Springdale Road Louisville, KY 40241	Pharmaceuticals
		First Lien Term Loan, SOFR+6.25% cash due 7/31/2030			—	—	—	(5)(8)(9)
		First Lien Term Loan, SOFR+6.25% cash due 7/31/2030			—	—	—	(5)(8)(9)
		First Lien Term Loan, SOFR+6.25% cash due 7/31/2030		10.25%	22,004	21,579	21,608
						21,579	21,608

USIC Holdings, Inc. 9045 N River Rd, Suite 200 Indianapolis, IN 46240	Diversified Support Services
		First Lien Term Loan, SOFR+5.50% cash due 9/10/2031		9.70%	1,240	1,240	1,241	(5)(8)(9)
		First Lien Term Loan, SOFR+5.75% cash, 3.13% PIK due 9/10/2031		6.82%	16,907	16,738	16,910	(5)(8)
		First Lien Revolver, SOFR+5.25% cash due 9/10/2031		9.48%	2,055	2,005	2,055	(5)(8)(9)
		First Lien Term Loan, SOFR+5.50% cash due 9/10/2031		9.70%	45,964	45,573	45,973
						65,556	66,179

Verde Purchaser, LLC 375 Park Ave., 18th Floor New York, NY 10152	Trading Companies & Distributors
		First Lien Term Loan, SOFR+4.00% cash due 11/30/2030		8.00%	16,191	16,121	16,051	(5)
						16,121	16,051

Verona Pharma, Inc. 3 More London Riverside London, UK SE1 2RE United Kingdom	Pharmaceuticals
		First Lien Term Loan, 9.70% cash due 5/9/2029		9.70%	6,308	6,182	6,529	(8)(10)
		First Lien Term Loan, 9.70% cash due 5/9/2029		9.70%	6,758	6,623	6,995	(8)(10)
		First Lien Term Loan, 9.70% cash due 5/9/2029		9.70%	4,956	4,885	5,129	(8)(10)
		First Lien Term Loan, 11.00% cash due 5/9/2029		11.00%	—	—	—	(8)(9)(10)
						17,690	18,653

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OSCF	Percentage of Ownership Interest*	Cash Interest Rate	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Violin Finco Guernsey Limited	Asset Management & Custody Banks
45 Gresham Street London, EC2V 7BG United Kingdom		First Lien Term Loan, SONIA+5.25% cash due 6/24/2031			—	(16)	—	(5)(8)(9)(10)
		First Lien Term Loan, SONIA+5.25% cash due 6/24/2031		9.22%	£40,334	50,761	54,300	(5)(8)(10)
						50,745	54,300

Werner Finco LP	Building Products
522 Fifth Avenue New York, NY 10036		First Lien Term Loan, SOFR+5.50% cash due 6/16/2031		9.52%	48,905	48,208	48,245	(5)(8)
						48,208	48,245

West Star Aviation Acquisition LLC	Aerospace & Defense
2 Airline Court East Alton, IL 62024		First Lien Term Loan, SOFR+4.50% cash due 5/20/2032			—	(52)	—	(5)(8)(9)
		First Lien Term Loan, SOFR+4.50% cash due 5/20/2032		8.66%	66,145	65,649	66,040	(5)(8)
		First Lien Revolver, SOFR+4.50% cash due 5/20/2032		8.67%	1,850	1,781	1,835	(5)(8)(9)
						67,378	67,875

Whitney Merger Sub, Inc.	Application Software
3150 Sabre Drive Southlake, TX 76092		First Lien Term Loan, SOFR+4.75% cash due 7/3/2032		8.75%	68,401	67,717	67,765	(5)(8)
		First Lien Revolver, SOFR+4.75% cash due 7/3/2032			—	(98)	(91)	(5)(8)(9)
						67,619	67,674

Woodmont 2022-9 Trust 15 Earlsfort Terrace Dublin, D02 YX28 Ireland	Multi-Sector Holdings
		CLO Notes, SOFR+7.77% cash due 10/25/2036		12.09%	9,385	9,298	9,282	(5)(10)
						9,298	9,282

WP CPP Holdings, LLC 1621 Euclid Avenue, Suite 1850 Cleveland, OH 44115	Aerospace & Defense
		First Lien Term Loan, SOFR+7.00% cash, 3.88% PIK due 11/29/2029		7.29%	2,636	2,636	2,639	(5)(8)
		First Lien Term Loan, SOFR+7.00% cash, 3.88% PIK due 11/28/2029		7.29%	55,625	54,718	55,653	(5)(8)
		First Lien Revolver, SOFR+7.00% cash due 11/28/2029			—	(101)	(17)	(5)(8)(9)
						57,253	58,275

X Holdings Corp. 865 FM 1209, Building 2 Bastrop, TX 78602	Interactive Media & Services
		First Lien Term Loan, SOFR+6.50% cash due 10/26/2029		10.96%	23,535	23,486	23,119	(5)
		First Lien Term Loan, 9.50% cash due 10/26/2029		9.50%	10,000	9,751	10,045
						33,237	33,164

(1)	All debt investments are income producing unless otherwise noted. All equity investments are non-income producing unless otherwise noted.
(2)

See Note 3 in the accompanying notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended September 30, 2025 for portfolio composition by geographic region.

(3)

Each of our investments is pledged as collateral under one or more of its credit facilities. A single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(4)

Interest rates may be adjusted from period to period on certain term loans and revolvers. These rate adjustments may be either temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements or permanent in nature per loan amendment or waiver documents.

(5)

The interest rate on the principal balance outstanding for most floating rate loans is indexed to the SOFR, the euro interbank offered rate (“EURIBOR” or “E”), SONIA, the Tokyo overnight average rate (“TONA”), the Canadian overnight repo rate average (“CORRA”), the bank bill swap rate (“BBSW”), the Norwegian interbank offered rate (“NIBOR”), the Stockholm interbank offered rate (“STIBOR”), and/or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, we have provided the applicable margin over the reference rate or the alternate base rate based on each respective credit agreement and the cash interest rate as of period end. As of September 30, 2025, the reference rates for our variable rate loans were the 30-day SOFR at 4.13%, the 90-day SOFR at 3.98%, the 180-day SOFR at 3.85%, the PRIME at 7.25%, the SONIA at 4.19%, the TONA at 0.75%, the 90-day CORRA at 2.54%, the 90-day BBSW at 3.58%, the 90-day NIBOR at 4.13%, the 90-day STIBOR at 1.89%, the 30-day EURIBOR at 1.93%, the 90-day EURIBOR at 2.03% and the 180-day EURIBOR at 2.10%. Most loans include an interest floor, which generally ranges from 0% to 3.00%. SOFR and SONIA based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread.

(6)

Principal includes accumulated PIK interest and is net of repayments, if any. “€” signifies the investment is denominated in Euros. “£” signifies the investment is denominated in British Pounds. “C$” signifies the investment is denominated in Canadian dollar. “¥” signifies the investment is denominated in Japanese Yen. “Nkr” signifies the investment is denominated in Norwegian Krone. “kr” signifies the investment is denominated in Swedish Krone. All other investments are denominated in U.S. dollars.

(7)

Non-Control/Non-Affiliate Investments are investments that are neither Control Investments nor Affiliate Investments. Control Investments generally are defined by the Investment Company Act, as investments in companies in which we own more than 25% of the voting securities and/or has the power to exercise control over the management or policies of the company. Affiliate Investments generally are defined by the Investment Company Act as investments in companies in which we own between 5% and 25% of the voting securities.

(8)	As of September 30, 2025, these investments are categorized as Level 3 within the fair value hierarchy established by ASC 820 and were valued using significant unobservable inputs.
(9)

Investment has undrawn commitments. Unamortized fees are classified as unearned income which reduces cost basis, which may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par.

(10)

Investment is not a qualifying asset as defined under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2025, qualifying assets represented 72.1% of our total assets and non-qualifying assets represented 27.9% of our total assets.

(11)	This investment was on non-accrual status as of September 30, 2025.
(12)

This investment represents a credit default swap that functions, in substance, like a credit linked note and represents a credit risk transfer for a pool of reference assets owned by a bank. We fully funded margin up front and in return we receive periodic interest payments. Our risk of loss is limited to the principal amount disclosed herein. The reference assets are primarily composed of investment grade corporate debt. We may be exposed to counterparty risk, which could make it difficult for the Fund to collect on obligations, thereby resulting in potentially significant losses. In addition, we only have a contractual relationship with the bank, and not with the reference obligors of the reference assets. Accordingly, we generally may have no right to directly enforce compliance by the reference obligors with the terms of the reference assets. We will not directly benefit from the reference assets and will not have the benefit of the remedies that would normally be available to a holder of such reference assets. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference assets.
(13)	Income producing through payment of dividends or distributions.
(14)

Security acquired in transaction exempt from registration under the Securities Act and may be deemed to be “restricted security” under the Securities Act. As of September 30, 2025, the aggregate fair value of these securities is $31,652, or 0.7% of our net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Type of Investment	Acquisition Date
ADC Therapeutics SA	Warrants	8/15/2022
AIP RD Buyer Corp.	Common Stock	12/23/2021
athenahealth Group Inc.	Preferred Equity	2/15/2022
BioXcel Therapeutics, Inc.	Common Stock	11/25/2024
BioXcel Therapeutics, Inc.	Warrants	4/28/2022
BioXcel Therapeutics, Inc.	Warrants	3/20/2024
Delta Leasing SPV II LLC	Preferred Equity	8/31/2022
Delta Leasing SPV II LLC	Common Stock	8/31/2022
Delta Leasing SPV II LLC	Warrants	8/31/2022
Eyesouth Eye Care Holdco LLC	Common Stock	10/7/2022
JN Bidco LLC	Common Stock	8/12/2024
Mesoblast, Inc.	Warrants	12/20/2021
Paulus Holdings Public Limited Company	Preferred Equity	10/14/2022
Paulus Holdings Public Limited Company	Warrants	10/14/2022
PetVet Care Centers, LLC	Preferred Equity	11/14/2023
Pluralsight, LLC	Common Stock	8/22/2024
Seres Therapeutics, Inc.	Warrants	4/27/2023

MANAGEMENT

The information contained under the caption “Item 1. Business” in Part I and under the captions “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence” in Part III of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 is incorporated by reference herein.

PORTFOLIO MANAGEMENT

Armen Panossian, our Chairman, Chief Executive Officer and Co-Chief Investment Officer, and Raghav Khanna, our Co-Chief Investment Officer, are the investment professionals functioning as our portfolio managers, with primary responsibility for the day-to-day management of our portfolio. Messrs. Panossian and Khanna have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Adviser and its affiliates. Neither Mr. Panossian nor Mr. Khanna receives any direct compensation from us. Messrs. Panossian and Khanna are paid by our Adviser and their respective compensation includes a base salary, deferred equity or other deferred compensation and discretionary bonuses and variable incentive compensation based primarily on past performance, services provided and expected future contributions. As of September 30, 2025, Mr. Panossian did not own any of our Common Shares and Mr. Khanna owned 117,228 of our Common Shares. See “Control Persons and Principal Stockholders” below for additional information about equity interests held by Messrs. Panossian and Khanna.

Messrs. Panossian and Khanna also manage registered investment companies, other pooled investment vehicles (including BDCs) and other accounts, as indicated below. The following table identifies, as of September 30, 2025: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Mr. Panossian and Mr. Khanna; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee (in billions)
Armen Panossian
Registered investment companies	4	$11.7	2	$10.0
Other pooled investment vehicles:	9	$4.9	8	$4.6
Other accounts	29	$8.3	15	$3.7
Raghav Khanna
Registered investment companies	4	$11.7	2	$10.0
Other pooled investment vehicles:	7	$3.0	6	$2.7
Other accounts	21	$6.3	10	$2.2

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The information contained under the caption “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Part III of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 is incorporated by reference herein.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Fourth Amended and Restated Declaration of Trust (“Declaration of Trust”) and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of our Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 211,711,432 shares were outstanding as of December 17, 2025, and an unlimited number of shares of preferred shares, par value $0.01 per share. Our Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders will be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder will be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor will any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with our assets or our affairs by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder will be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

Title of Class	Authorized Amount	Amount Held by Fund for its Account	Amount Outstanding as of December 17, 2025
Class T	Unlimited	—	141,604
Class S	Unlimited	—	59,415,494
Class D	Unlimited	—	407,585
Class I	Unlimited	—	151,746,749

Common Shares

Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.

Class T Shares

Class T shares will be offered on a monthly basis at a price per share equal to the NAV per share for such Class plus an upfront sales load of up to 3.5% of NAV per share that will be included in the offering price for the shares and will be reallowed (paid) by the Distribution Manager to participating brokers.

We pay the Distribution Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class T shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class T shares, including any Class T shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Distribution Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares.

We pay the Distribution Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Distribution Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares.

We pay the Distribution Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Distribution Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.

Class I shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of Oaktree or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, (6) by employees and financial advisors of participating brokers and their immediate family or (7) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class T, Class S or Class D shares exits a relationship with a participating broker and does not enter into a new relationship with a participating broker, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

In certain cases, and subject to the Distribution Manager’s approval, the shares of holders of Class D shares, Class S shares and Class T shares may be converted or exchanged into an equivalent NAV of Class I shares, including in situations where a shareholder exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering. Exchanges or conversion, including those made at the option of shareholders, may require such shareholder to meet the eligibility requirements of the Class into which the shareholder seeks to exchange. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of common stock you may be eligible to purchase.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class T shares, Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of our public offering of shares on which, in the aggregate, underwriting compensation from all sources in connection with such offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Distribution Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Distribution Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class T shares, Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class T shares, Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class T, Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class T share, Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

Under the terms of our Declaration of Trust, the Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the Investment Company Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the Investment Company Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the Investment Company Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of ours and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of ours and at our request, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) we determine in good faith that the course of conduct that caused the loss or liability was in our best interest, (ii) the Indemnitee was acting on behalf of or performing services for us, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee) or our officer, employee, sponsor, controlling person or agent, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of our assets and not from the shareholders.

In addition, our Declaration of Trust permits us to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of ours acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon our receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on November 24, 2021 and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under our Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to us

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC with respect to a purchase of assets, we may not purchase or lease assets in which a Trustee, the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction was fully disclosed to the shareholders in a prospectus or in a periodic report and occurred at our formation; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines Statement of Policy adopted by the North American Securities Administrators Association on March 29, 1992 and as amended on May 7, 2007 and from time to time.

Sales and Leases to our Advisers, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to a Trustee, the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurred on or prior to February 3, 2022 (the commencement of our public offering of shares) and was fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets. For the avoidance of doubt, the foregoing limitation does not apply to fees paid to the Advisor pursuant to the Investment Advisory Agreement.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the Investment Company Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the Investment Company Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed (i) by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons) but only for cause, or (ii) at any time, upon a vote by the holders of more than fifty percent (50%) of our outstanding Common Shares entitled to vote, with or without cause.

We have a total of five members of our Board of Trustees, four of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of his or her successor. If we do not have a classified Board of Trustees, then each Trustee will hold office until his or her death, resignation, removal or incapacity, or until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.

Determinations by Our Board of Trustees

Our Declaration of Trust contains a provision that states the authority of our Board of Trustees to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board of Trustees and consistent with our Declaration of Trust is final and conclusive and binding upon us and our shareholders. This provision does not alter the duties our Board of Trustees owes to us or our shareholders pursuant to our Declaration of Trust, under Delaware law and under the Investment Company Act. Further, it would not restrict the ability of a shareholder to challenge an action by our Board of Trustees which was taken in a manner that is inconsistent with our Declaration of Trust or the Board of Trustees’ duties under Delaware law and the Investment Company Act or which did not comply with the requirements of the provision.

Action by Shareholders

Our bylaws provide that shareholder action can be taken only at a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the Investment Company Act or as otherwise provided for in our Declaration of Trust. Under our Declaration of Trust and bylaws, we are required to hold annual meetings of its shareholders to consider such matters as may appropriately come before such meeting. Our annual meeting of shareholders will occur upon reasonable notice and within a reasonable period (not less than 30 days) following the delivery of our annual report to the shareholders. See “—Reports to Shareholders.” Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. Our Board of Trustees is required to set a special meeting date within ten days after receipt of a valid shareholder special meeting request, which special meeting date must be not less than 15 days nor more than 60 days after the secretary provides shareholders with notice of such special meeting. If the Board of Trustees fails to set a special meeting date within such ten-day period, our bylaws provide procedures for the determination of the date, time and location of the special meeting, which must be held on the 60th day after the record date for such special meeting.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of our Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Adviser, upon a vote by the holders of more than fifty percent (50%) of the outstanding Common Shares entitled to vote to:

•	modify our Declaration of Trust;

•	remove the Adviser or appoint a new investment adviser;

•	dissolve us;

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	remove any Trustee with or without cause (provided the aggregate number of Trustees after such removal shall not be less than the minimum required by our Declaration of Trust).

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Without the approval of a vote by the holders of more than fifty percent (50%) of the outstanding Common Shares entitled to vote on such matters, we shall not permit:

•	the Adviser or the Board to amend our Declaration of Trust except for amendments that would not adversely affect the rights of our shareholders;

•

the Adviser, except as otherwise permitted under the Investment Advisory Agreement, to voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	the Adviser or the Board to appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);

•	the Adviser or the Board to sell all or substantially all of our assets other than in the ordinary course of business or as otherwise permitted by applicable law; or

•	the Adviser to cause the merger or similar reorganization of us.

Amendment of our Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to our Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert us, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the occurrence of a listing of any class of our shares on a national securities exchange and (b) the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of our shares on a national securities exchange.

Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders for amendments which do not adversely affect the rights of our shareholders.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may, with the affirmative vote of the holders of more than fifty percent (50%) of the outstanding Common Shares present in person or by proxy and entitled to vote on the matter, cause a merger, conversion, consolidation or other reorganization of us. We will not permit the Adviser to cause the merger or similar reorganization of us without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding Common Shares entitled to vote on the matter. We may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Derivative Actions

No person, other than a Trustee, who is not a shareholder will be entitled to bring any derivative action, suit or other proceeding on our behalf. The foregoing provision will not apply to claims brought under the federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on our behalf only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees will only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of

Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Act); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and will be entitled to retain counsel or other advisors in considering the merits of the request. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Direct Actions

To the fullest extent permitted by Delaware law, the shareholders’ right to bring direct actions against us and/or the Trustees is eliminated, except for a direct action to enforce an individual shareholder’s right to vote or a direct action to enforce an individual shareholder’s rights under Sections 3805(e) or 3819 of the Delaware Statutory Trust Act. To the extent such right cannot be eliminated to this extent as a matter of Delaware law, then the conditions required for the bringing of a derivative action pursuant to our Declaration of Trust and Section 3816 of the Delaware Statutory Trust Act shall be equally applicable to bringing a direct action. Notwithstanding the foregoing, the foregoing provision will not apply to claims brought under federal securities laws.

Construction and Governing Law

Our Declaration of Trust provides that our Declaration of Trust and our bylaws, in combination, shall constitute our governing instrument. Our Declaration of Trust also provides that our Declaration of Trust and our bylaws, and the rights and obligations of the Trustees and shareholders thereunder, shall be governed by and construed and enforced in accordance with the Delaware Statutory Trust Act and the laws of the State of Delaware.

Our Declaration of Trust also provides that to the fullest extent permitted by law, the shareholders and the Trustees shall be deemed to have waived any non-mandatory rights of beneficial owners or trustees under the Delaware Statutory Trust Act. By way of example, a shareholder has no interest in specific statutory trust property because, as permitted by Section 3805(e) of the Delaware Statutory Trust Act, our Declaration of Trust provides no such interest.

Exclusive Delaware Jurisdiction

Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of us (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to us the Delaware Statutory Trust Act or our Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of our Declaration of Trust, (B) the duties (including fiduciary duties), our obligations or liabilities to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to us, to the shareholders or each other, (C) the rights or powers of, or restrictions on, us, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to us pursuant to Section 3809 of the Delaware Statutory Trust Act, (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act or our Declaration of Trust relating in any way to us or (F) the securities or antifraud laws of any international, national, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), will be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service will constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof will affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. Notwithstanding the foregoing, our Declaration of Trust provides that the provision creating exclusive Delaware jurisdiction will not be effective to require a waiver of compliance with any provision of the Securities Act, the Exchange Act, or the Investment Company Act, or of any valid rule, regulation or order of the SEC thereunder. The exclusive jurisdiction provision will not apply to claims brought under the federal securities laws of the United States or the securities laws of any state thereof.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•

which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;

•

which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•

in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our Declaration of Trust;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•

unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records

Any shareholder will be permitted access, for any purpose reasonably related to the shareholder’s interest, to the following: (i) our books and records and our ledger, (ii) a statement of our affairs and (iii) a shareholder list. Access will be permitted at all reasonable times and such shareholder may inspect and copy any of the foregoing listed items for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list will be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each fiscal year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at https://www.osc.brookfieldoaktree.com and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time by contacting Oaktree Strategic Credit Fund at (855) 777-8001 and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the Investment Company Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of our distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from us or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the Purchase Date following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Distribution Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares as of the as of the first calendar day of the month (the “Purchase Date”) following the record date of the distribution. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as all other Common Shares.

See our Distribution Reinvestment Plan, which is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part, or contact the Plan Administrator at 844-825-0488 for more information.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, if any, our Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer is not expected to constitute a taxable exchange for U.S. federal income tax purposes. Provided the exchange does not constitute a taxable exchange for U.S. federal income tax purposes:

•	you will not recognize taxable gain or loss as a result of such exchange;

•	the holding period of the Exchange Notes you will receive will include the holding period of the notes exchanged; and

•	the adjusted tax basis of the Exchange Notes you will receive will be the same as the adjusted tax basis of the notes you exchange determined immediately before the registered exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes are urged to consult their tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

For additional information see “Risk Factors” in Part 1, Item 1A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, which is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is 240 Greenwich Street, New York, New York 10286. SS&C GIDS, Inc. (formerly known as DST Systems, Inc.) is our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 333 W. 11th Street, 5th Floor, Kansas City, MO 64105.

LEGAL MATTERS

Certain legal matters with respect to the Exchange Notes offered by this prospectus, including their validity, have been passed upon for us by Kirkland & Ellis LLP, Washington, D.C. and New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Oaktree Strategic Credit Fund appearing in Oaktree Strategic Credit Fund’s Annual Report (Form 10-K) for the year ended September 30, 2025, have been audited by Ernst &  Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The address of Ernst & Young LLP is 725 South Figueroa Street, Suite 500, Los Angeles, CA 90017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-14 under the Securities Act with respect to the Exchange Notes offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and the Exchange Notes, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•	our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC on December 18, 2025.

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you by writing or telephoning us at the following address:

Investor Relations

Oaktree Strategic Credit Fund

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(213) 830-6300

PART C

OTHER INFORMATION

Item 15. Indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended (the “Securities Act”) and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has obtained liability insurance for the benefit of its trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Declaration of Trust and Bylaws

The information contained under the heading “Description of Our Shares” in the prospectus is incorporated herein by reference.

Investment Advisory Agreement and Administration Agreement

Investment Advisory Agreement

Oaktree Fund Advisors, LLC (the “Adviser”) provides management services to the Registrant pursuant to an investment advisory agreement (as amended and restated, the “Investment Advisory Agreement”), between the Registrant and the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the investment and reinvestment of the Registrant’s assets, subject to the supervision of the Registrant’s board of trustees.

See the Investment Advisory Agreement, which is incorporated by reference as an exhibit to this registration statement, for more information.

Administration Agreement

The Registrant entered into an administration agreement (the “Administration Agreement”) with Oaktree Fund Administration, LLC (the “Oaktree Administrator”). Under the terms of the Administration Agreement, the Oaktree Administrator furnishes the Registrant with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, the Oaktree Administrator also performs, or oversees the performance of, required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, and being responsible for the financial records that the Registrant is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Oaktree Administrator assists the Registrant in determining and publishing its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Registrant by others.

See the Administration Agreement, which is incorporated by reference as an exhibit to the registration statement, for more information.

Certain Terms of the Investment Advisory Agreement and Administration Agreement

Each of the Investment Advisory Agreement and the Administration Agreement provide for limitation of liability and indemnification, as further set out below.

The Adviser will not assume any responsibility to the Registrant other than to render the services described in, and on the terms of, the Investment Advisory Agreement and will not be responsible for any action of the Registrant’s board of trustees in declining to follow the advice or recommendations of the Adviser. Under the terms of the Investment Advisory Agreement, the Adviser (and its members (and their partners or members, including the owners of their partners or members), managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it) (collectively, the “Adviser Indemnified Parties”) will not be liable to the Registrant for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant (except to the extent specified in the Investment Company Act of 1940, as amended (the “Investment Company Act”)). Absent willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement, the Registrant will provide indemnification from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by those described above in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Registrant or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the Oaktree Administrator’s duties or by reason of the reckless disregard of the Oaktree Administrator’s duties and obligations under the Administration Agreement, the Oaktree Administrator (and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Oaktree Administrator, including without limitation the Adviser and any person affiliated with its members or the Adviser, to the extent they are providing services for or otherwise acting on behalf of the Oaktree Administrator, the Adviser or the Registrant) (collectively, the “Administrator Indemnified Parties” and, together with the Adviser Indemnified Parties, the “Indemnified Parties”) will not be liable to the Registrant for any action taken or omitted to be taken by the Oaktree Administrator in connection with the performance of any of its duties or obligations under the Administration Agreement or otherwise as administrator for the Registrant, and the Registrant will indemnify, defend and protect the Administrator Indemnified Parties and hold them harmless from and against all damages, liabilities, fees, penalties, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Registrant or its shareholders) arising out of or otherwise based upon the performance of any of the Oaktree Administrator’s duties or obligations under the Administration Agreement or otherwise as administrator for the Registrant.

The Registrant will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will the Registrant provide that an Indemnified Party be held harmless for any loss or liability suffered by the Registrant, unless: (1) the Registrant has determined, in good faith, that the course of conduct that caused the loss or liability was in the Registrant’s best interest; (2) the Indemnified Party was acting on the Registrant’s behalf or performing services for the Registrant; (3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Adviser or Oaktree Administrator, as applicable, an affiliate of the Adviser or Oaktree Administrator or one of Registrant’s officers; and (4) the indemnification or agreement to hold harmless is recoverable only out of the Registrant’s net assets and not from its shareholders.

Plan of Distribution

To the extent permitted by law and the Registrant’s Declaration of Trust, the Registrant will indemnify the participating brokers and the Distribution Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this registration statement, blue sky applications or approved sales literature.

Item 16. Exhibits.

(1)	Fourth Amended and Restated Declaration of Trust of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-01471), filed on August 13, 2025)

(2)	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-01471), filed on August 13, 2025)

(3)	Not applicable

(4)	Not applicable

(5)(a)	Indenture, dated as of November 14, 2023, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed November 14, 2023)

(5)(b)	Third Supplemental Indenture, dated as of July 15, 2025, relating to the 6.190% Notes due 2030, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K (File No. 814-01471), filed on July 15, 2025)

(5)(c)	Form of 6.190% Notes due 2030 sold in reliance upon Rule 144A under the Securities Act (contained in the Third Supplemental Indenture filed as Exhibit 5(b) hereto)

(5)(d)	Form of 6.190% Notes due 2030 sold in reliance upon Regulation S under the Securities Act (contained in the Third Supplemental Indenture filed as Exhibit 5(b) hereto)

(5)(e)	Registration Rights Agreement, dated as of July 15, 2025, by and among the Registrant and BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several initial purchasers (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01471), filed on July 15, 2025)

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and the Adviser, dated as of April 20, 2022 (incorporated by reference to Exhibit (g) to Amendment No. 1 to the Registrant’s Post-Effective Registration Statement on Form N-2, filed on April 22, 2022)

(7)(a)	Third Amended and Restated Distribution Manager Agreement between the Registrant and the Distribution Manager, dated as of May 9, 2024 (incorporated by reference to Exhibit 10.1 to the Registrant’s Annual Report on Form 10-K, filed December 19, 2024)

(7)(b)	Form of Selected Intermediary Agreement (incorporated by reference to Exhibit 10.4 to the Registrant’s Annual Report on Form 10-K, filed on December 18, 2025)

(7)(c)	Amended and Restated Distribution and Servicing Plan, dated as of May 9, 2024 (incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2, filed May 9, 2024)

(8)	Not applicable

(9)(a)	Custody Agreement between the Registrant and The Bank of New York Mellon, as Custodian, dated as of February 3, 2022 (incorporated by reference to Exhibit 10.4 to the Registrant’s Annual Report on Form 10-K, filed December 12, 2022)

(9)(b)	Custody Agreement between the Registrant and UMB Bank, N.A, dated as of April 20, 2022 (incorporated by reference to Exhibit 10.3 to the Registrant’s Annual Report on Form 10-K, filed December 12, 2022)

(10)	Not applicable

(11)	Opinion and Consent of Kirkland & Ellis LLP (previously filed as Exhibit (11) the Registrant’s Registration Statement on Form N-14, filed on December 22, 2025)

(12)*	Opinion and Consent of Kirkland & Ellis LLP supporting tax matters and consequences to noteholders discussed in the prospectus

(13)(a)	Amended and Restated Administration Agreement between the Registrant and the Administrator, dated as of April 20, 2022 (incorporated by reference to Exhibit (k)(1) to Amendment No. 1 to the Registrant’s Post-Effective Registration Statement on Form N-2, filed on April 22, 2022)

(13)(b)	Services Agreement between the Registrant and DST Systems, Inc., as Transfer Agent, dated as of December 21, 2021 (incorporated by reference to Exhibit 10.8 to the Registrant’s Annual Report on Form 10-K, filed December 12, 2022)

(13)(c)	Amended and Restated Multi-Class Plan, dated as of May 8, 2025 (incorporated by reference to Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K, filed on December 18, 2025)

(13)(d)	Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser, dated as of February 3, 2022 (incorporated by reference to Exhibit 10.7 to the Registrant’s Annual Report on Form 10-K, filed December 12, 2022)

(13)(e)	Senior Secured Revolving Credit Agreement, dated as of March 25, 2022, among the Registrant, as Borrower, the lenders party thereto and ING Capital LLC, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed March 31, 2022)

(13)(f)	Amendment No. 1, dated as of June 28, 2023, to that certain Senior Secured Credit Agreement, dated as of March 25, 2022, as amended prior to June 28, 2023, among the Registrant, the subsidiary guarantor party thereto, the lenders named therein and ING Capital LLC, as administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed July 5, 2023)

(13)(g)	Incremental Commitment and Assumption Agreement, dated as of May 25, 2022, among the Registrant, the subsidiary guarantor party thereto, ING Capital LLC, as administrative agent and issuing bank, Sumitomo Mitsui Banking Corporation and MUFG Bank, LTD (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed May 27, 2022)

(13)(h)	Incremental Commitment and Assumption Agreement, dated as of October 6, 2022, among the Registrant, the subsidiary guarantor party thereto, ING Capital LLC, as administrative agent and issuing bank, Apple Bank For Savings (incorporated by reference to Exhibit 10.14 to the Registrant’s Annual Report on Form 10-K, filed December 12, 2022)

(13)(i)	Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of April 11, 2025, by and among the Registrant, as borrower, OSCF Blocker Holdings, Inc., as subsidiary guarantor, the lenders party thereto and ING Capital LLC, as administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01421), filed on April 16, 2025)

(13)(j)	Amendment No. 3 to Senior Secured Revolving Credit Agreement, dated as of September 23, 2025, by and among the Registrant, as borrower, OSCF Blocker Holdings, Inc., as subsidiary guarantor, the lenders party thereto and ING Capital LLC, as administrative agent (incorporated by reference to Exhibit (13)(j) the Registrant’s Registration Statement on Form N-14, filed on December 22, 2025)

(13)(k)	Loan and Security Agreement, dated as of February 24, 2023, among OSCF Lending SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as parent and servicer, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator, the lenders party thereto, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed March 1, 2023)

(13)(l)	Amendment No. 1, dated as of July 5, 2023 to the Loan and Security Agreement, dated as of February 24, 2023, among OSCF Lending SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as parent and servicer, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator, the lenders party thereto, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q, filed August 9, 2023)

(13)(m)	Amendment No. 2, dated as of May 29, 2024 to the Loan and Security Agreement, dated as of February 24, 2023, among OSCF Lending SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as parent and servicer, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator, the lenders party thereto, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 13(l) to the Registrant’s Registration Statement on Form N-14, filed July 26, 2024)

(13)(n)	Amendment No. 3, dated as of July 3, 2025, to the Loan and Security Agreement, dated as of February 24, 2023, among OSCF Lending SPV, LLC, as borrower, the Company, as parent and servicer, Citibank, N.A., as collateral agent and securities intermediary, Virtus Group, LP, as collateral administrator, the lenders party thereto, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01471), filed on July 7, 2025)

(13)(o)	Loan Financing and Servicing Agreement, dated as of February 15, 2024, among OSCF Lending IV SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as servicer and equityholder, the lenders party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto and Deutsche Bank National Trust Company, as collateral agent and collateral custodian (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed February 22, 2024)

(13)(p)	First Amendment to Loan and Servicing Agreement, dated as of May 14, 2024, to the Loan Financing and Servicing Agreement, dated as of February 15, 2024, among OSCF Lending IV SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as servicer and equityholder, the lenders party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto and Deutsche Bank National Trust Company, as collateral agent and collateral custodian (incorporated by reference to Exhibit (13)(s) to the Registrant’s Registration Statement on Form N-14, filed July 26, 2024)

(13)(q)	Second Amendment to Loan Financing and Servicing Agreement, dated as of August 14, 2024, to the Loan Financing and Servicing Agreement, dated as of February 15, 2024, among OSCF Lending IV SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as servicer and equityholder, the lenders party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto and Deutsche Bank National Trust Company, as collateral agent and collateral custodian (incorporated by reference to Exhibit 10.25 to the Registrant’s Annual Report on Form 10-K (File No. 814-01471), filed on December 18, 2024)

(13)(r)	Third Amendment to Loan Financing and Servicing Agreement, dated as of November 14, 2024, to the Loan Financing and Servicing Agreement, dated as of February 15, 2024, among OSCF Lending IV SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as servicer and equityholder, the lenders party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto and Deutsche Bank National Trust Company, as collateral agent and collateral custodian (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01471), filed on July 28, 2025).

(13)(s)	Omnibus Amendment to Transaction Documents and Fourth Amendment to Loan Financing and Servicing Agreement, dated as of July 25, 2025, among OSCF Lending IV SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as servicer, Deutsche Bank National Trust Company, as the resigning collateral agent, as the resigning collateral custodian and resigning securities intermediary, Computershare Trust Company, N.A., as the successor collateral agent and the successor collateral custodian, each lender party thereto, the other agents parties thereto and Deutsche Bank AG, New York Branch, as facility agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 814-01471), filed on July 28, 2025)

(13)(t)	Loan and Servicing Agreement, dated as of February 23, 2024, among OSCF Lending II SPV, LLC, as borrower, Oaktree Strategic Credit Fund, as transferor and servicer, Citibank, N.A., as the collateral agent, account bank and collateral custodian, Virtus Group, LP, as collateral administrator, each of the lenders from time to time party thereto, and Morgan Stanley Asset Funding, Inc., as the administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed February 28, 2024)

(13)(u)	First Amendment to Loan and Servicing Agreement, dated as of July 3, 2025, to Loan and Servicing Agreement, dated as of February 23, 2024, among OSCF Lending II SPV, LLC, as borrower, the Registrant, as transferor and servicer, Citibank, N.A., as the collateral agent, account bank and collateral custodian, Virtus Group, LP, as collateral administrator, each of the lenders from time to time party thereto, and Morgan Stanley Asset Funding, Inc., as the administrative agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 814-01471), filed on July 7, 2025)

(13)(v)	First Supplemental Indenture, dated as of November 14, 2023, relating to the 8.400% Notes due 2028, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed November 14, 2023)

(13)(w)	Form of 8.400% Notes due 2028 (contained in the First Supplemental Indenture filed as Exhibit 13(v) hereto)

(13)(x)	Second Supplemental Indenture, dated as of July 23, 2024, relating to the 6.500% Notes due 2029, between the Registrant and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed July 23, 2024)

(13)(y)	Form of 6.500% Notes due 2029 (contained in the Second Supplemental Indenture filed as Exhibit 13(x) hereto)

(14)	Consent of Independent Registered Public Accounting Firm (previously filed as Exhibit (14) to Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, filed on January 26, 2026)

(15)	Not applicable

(16)	Power of Attorney (previously filed on the signature page to the Registrant’s Registration Statement on Form N-14, filed on December 22, 2025)

(17)(a)	Statement of Eligibility on Form T-1 of Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit (17)(a) the Registrant’s Registration Statement on Form N-14, filed on December 22, 2025)

(17)(b)	Form of Letter of Transmittal (incorporated by reference to Exhibit (17)(b) the Registrant’s Registration Statement on Form N-14, filed on December 22, 2025)

(17)(c)	Amended and Restated Distribution Reinvestment Plan (incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2, filed May 9, 2024)

(18)	Fee table (incorporated by reference to Exhibit (18) the Registrant’s Registration Statement on Form N-14, filed on December 22, 2025)

*	Filed herewith.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Los Angeles and the State of California, on the 30 day of January, 2026.

OAKTREE STRATEGIC CREDIT FUND

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Chairperson, Chief Executive Officer and Trustee

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Armen Panossian Armen Panossian	Chairperson, Chief Executive Officer and Trustee (Principal Executive Officer)	January 30, 2026

/s/ Christopher McKown Christopher McKown	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	January 30, 2026

* Jay Ferguson	Trustee	January 30, 2026

* Deborah Gero	Trustee	January 30, 2026

* Allison Keller	Trustee	January 30, 2026

* Stephen Mosko	Trustee	January 30, 2026

*By:	/s/ Christopher McKown
Name:	Christopher McKown
Title:	Attorney-in-Fact